5-YEAR REVOLVING CREDIT AGREEMENT

                          DATED AS OF DECEMBER 3, 2004

                                      AMONG

                         APPLEBEE'S INTERNATIONAL, INC.
                                 as the Borrower

                  THE LENDERS FROM TIME TO TIME PARTIES HERETO,

                           JPMORGAN CHASE BANK, N.A.,
                             as Administrative Agent

                                       and

         FLEET NATIONAL BANK, SUNTRUST BANK, CITICORP LEASING, INC. and
               THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH,
                              as Syndication Agents





================================================================================

                          J.P. MORGAN SECURITIES INC.,
                   as Sole Lead Arranger and Sole Book Runner

================================================================================




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
                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I     DEFINITIONS......................................................................................1

         1.1.      Certain Defined Terms.......................................................................1

         1.2.      References..................................................................................17


ARTICLE II    THE CREDITS......................................................................................17

         2.1.      Commitment..................................................................................17

         2.2.      Swing Line Loans............................................................................17

              2.2.1.    Amount of Swing Line Loans.............................................................17

              2.2.2.    Borrowing Notice.......................................................................17

              2.2.3.    Making of Swing Line Loans.............................................................18

              2.2.4.    Repayment of Swing Line Loans..........................................................18

         2.3.      Required Payments; Termination..............................................................19

              2.3.1.    Required Payments......................................................................19

              2.3.2.    Termination............................................................................19

         2.4.      Ratable Loans...............................................................................19

         2.5.      Types of Advances...........................................................................19

         2.6.      Commitment Fee; Reductions in Aggregate Commitment; Increases in Aggregate Commitment.......19

              2.6.1.    Commitment Fee.........................................................................19

              2.6.2.    Reductions in Aggregate Commitment.....................................................19

              2.6.3.    Increase of Aggregate Commitment.......................................................20

         2.7.      Minimum Amount of Each Advance..............................................................22

         2.8.      Optional Principal Payments.................................................................22

         2.9.      Method of Selecting Types and Interest Periods for New Advances; Method of Borrowing........22

              2.9.1.    Method of Selecting Types and Interest Periods for New Advances........................22

              2.9.2.    Method of Borrowing....................................................................23

         2.10.     Conversion and Continuation of Outstanding Advances.........................................23

         2.11.     Changes in Interest Rate, etc...............................................................24

         2.12.     Rates Applicable After Default..............................................................24

         2.13.     Method of Payment...........................................................................24



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


         2.14.     Noteless Agreement; Evidence of Indebtedness................................................25

         2.15.     Telephonic Notices..........................................................................25

         2.16.     Interest Payment Dates; Interest and Fee Basis..............................................26

         2.17.     Notification of Advances, Interest Rates, Prepayments and Commitment Reductions.............26

         2.18.     Lending Installations.......................................................................26

         2.19.     Non-Receipt of Funds by the Administrative Agent............................................27

         2.20.     Replacement of Lender.......................................................................27

         2.21.     Facility LCs................................................................................28

              2.21.1.   Issuance; Transitional Facility LCs....................................................28

              2.21.2.   Participations.........................................................................28

              2.21.3.   Notice.................................................................................28

              2.21.4.   LC Fees................................................................................29

              2.21.5.   Administration; Reimbursement by Lenders...............................................29

              2.21.6.   Reimbursement by Borrower..............................................................30

              2.21.7.   Obligations Absolute...................................................................30

              2.21.8.   Actions of LC Issuers..................................................................30

              2.21.9.   Indemnification........................................................................31

              2.21.10.  Lenders' Indemnification...............................................................31

              2.21.11.  Facility LC Collateral Account.........................................................32

              2.21.12.  Rights as a Lender.....................................................................32


ARTICLE III   YIELD PROTECTION; TAXES..........................................................................32

         3.1.      Yield Protection............................................................................32

         3.2.      Changes in Capital Adequacy Regulations.....................................................33

         3.3.      Availability of Types of Advances...........................................................34

         3.4.      Funding Indemnification.....................................................................34

         3.5.      Taxes.......................................................................................34

         3.6.      Lender Statements; Survival of Indemnity....................................................36


ARTICLE IV    CONDITIONS PRECEDENT.............................................................................36

         4.1.      Initial Credit Extension....................................................................36

         4.2.      Each Credit Extension.......................................................................38


ARTICLE V     REPRESENTATIONS AND WARRANTIES...................................................................38

         5.1.      Existence and Standing......................................................................38



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         5.2.      Authorization and Validity..................................................................38

         5.3.      No Conflict; Government Consent.............................................................39

         5.4.      Financial Statements........................................................................39

         5.5.      Material Adverse Change.....................................................................39

         5.6.      Taxes.......................................................................................39

         5.7.      Litigation and Contingent Obligations.......................................................40

         5.8.      Subsidiaries................................................................................40

         5.9.      Accuracy of Information.....................................................................40

         5.10.     Regulation U................................................................................40

         5.11.     Material Agreements.........................................................................40

         5.12.     Compliance With Laws........................................................................40

         5.13.     Ownership of Properties.....................................................................41

         5.14.     ERISA; Foreign Pension Matters..............................................................41

         5.15.     Plan Assets; Prohibited Transactions........................................................41

         5.16.     Environmental Matters.......................................................................41

         5.17.     Investment Company Act......................................................................42

         5.18.     Public Utility Holding Company Act..........................................................42

         5.19.     Insurance...................................................................................42


ARTICLE VI    COVENANTS........................................................................................42

         6.1.      Financial Reporting.........................................................................42

         6.2.      Use of Proceeds.............................................................................43

         6.3.      Notice of Default...........................................................................44

         6.4.      Conduct of Business.........................................................................44

         6.5.      Taxes.......................................................................................44

         6.6.      Insurance...................................................................................44

         6.7.      Compliance with Laws........................................................................44

         6.8.      Maintenance of Properties...................................................................44

         6.9.      Inspection; Keeping of Books and Records....................................................44

         6.10.     Addition of Guarantors......................................................................45

         6.11.     Dividends and Distributions.................................................................45

         6.12.     Intentionally Omitted.......................................................................45

         6.13.     Merger......................................................................................45

         6.14.     Sale of Assets..............................................................................45

         6.15.     Investments and Acquisitions................................................................46


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         6.16.     Liens.......................................................................................48

         6.17.     Transactions with Affiliates................................................................48

         6.18.     Financial Contracts.........................................................................49

         6.19.     ERISA.......................................................................................49

         6.20.     Environmental Compliance....................................................................49

         6.21.     Financial Covenants.........................................................................50

              6.21.1.   Maximum Leverage Ratio.................................................................50

              6.21.2.   Minimum Fixed Charge Coverage Ratio....................................................50

              6.21.3.   Maximum Ratio of Indebtedness to Total Capitalization..................................50


ARTICLE VII   DEFAULTS.........................................................................................50

         7.1.      Breach of Representations or Warranties.....................................................50

         7.2.      Failure to Make Payments When Due...........................................................50

         7.3.      Breach of Covenants.........................................................................50

         7.4.      Other Breaches..............................................................................50

         7.5.      Default as to Other Indebtedness............................................................50

         7.6.      Voluntary Bankruptcy; Appointment of Receiver; Etc..........................................51

         7.7.      Involuntary Bankruptcy; Appointment of Receiver; Etc........................................51

         7.8.      Custody or Control of Property..............................................................51

         7.9.      Judgments...................................................................................52

         7.10.     Unfunded Liabilities........................................................................52

         7.11.     Other ERISA Liabilities.....................................................................52

         7.12.     Environmental Matters.......................................................................52

         7.13.     Change in Control...........................................................................52

         7.14.     The Guaranty................................................................................52

         7.15.     The Loan Documents..........................................................................52


ARTICLE VIII  ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES...................................................52

         8.1.      Acceleration................................................................................52

         8.2.      Amendments..................................................................................54

         8.3.      Preservation of Rights......................................................................55


ARTICLE IX    GENERAL PROVISIONS...............................................................................55

         9.1.      Survival of Representations.................................................................55

         9.2.      Governmental Regulation.....................................................................55


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         9.3.      Headings....................................................................................55

         9.4.      Entire Agreement............................................................................55

         9.5.      Several Obligations; Benefits of this Agreement.............................................55

         9.6.      Expenses; Indemnification...................................................................56

         9.7.      Numbers of Documents........................................................................56

         9.8.      Accounting..................................................................................56

         9.9.      Severability of Provisions..................................................................57

         9.10.     Nonliability of Lenders.....................................................................57

         9.11.     Confidentiality.............................................................................57

         9.12.     Lenders Not Utilizing Plan Assets...........................................................58

         9.13.     Nonreliance.................................................................................58

         9.14.     Disclosure..................................................................................58

         9.15.     Subordination of Intercompany Indebtedness..................................................58

         9.16.     USA Patriot Act.............................................................................59


ARTICLE X     THE AGENTS.......................................................................................59

         10.1.     Appointment; Nature of Relationship.........................................................59

         10.2.     Powers......................................................................................60

         10.3.     General Immunity............................................................................60

         10.4.     No Responsibility for Loans, Recitals, etc..................................................60

         10.5.     Action on Instructions of Lenders...........................................................60

         10.6.     Employment of Agents and Counsel............................................................61

         10.7.     Reliance on Documents; Counsel..............................................................61

         10.8.     Agents' Reimbursement and Indemnification...................................................61

         10.9.     Notice of Default...........................................................................61

         10.10.    Rights as a Lender..........................................................................62

         10.11.    Lender Credit Decision......................................................................62

         10.12.    Successor Agents............................................................................62

         10.13.    Agent and Arranger Fees.....................................................................63

         10.14.    Delegation to Affiliates....................................................................63

         10.15.    Release of Guarantors.......................................................................63


ARTICLE XI    SETOFF; RATABLE PAYMENTS.........................................................................63

         11.1.     Setoff......................................................................................63

         11.2.     Ratable Payments............................................................................63


                                       v
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ARTICLE XII  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.................................................64

         12.1.     Successors and Assigns; Designated Lenders..................................................64

              12.1.1.   Successors and Assigns.................................................................64

              12.1.2.   Designated Lenders.....................................................................64

         12.2.     Participations..............................................................................65

              12.2.1.   Permitted Participants; Effect.........................................................66

              12.2.2.   Voting Rights..........................................................................66

              12.2.3.   Benefit of Certain Provisions..........................................................66

         12.3.     Assignments.................................................................................66

              12.3.1.   Permitted Assignments..................................................................67

              12.3.2.   Effect; Effective Date.................................................................67

              12.3.3.   The Register...........................................................................67

         12.4.     Dissemination of Information................................................................68

         12.5.     Tax Treatment...............................................................................68


ARTICLE XIII  NOTICES..........................................................................................68

         13.1.     Notices.....................................................................................68

         13.2.     Change of Address...........................................................................68


ARTICLE XIV   COUNTERPARTS.....................................................................................69


ARTICLE XV    CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.....................................69

         15.1.     CHOICE OF LAW...............................................................................69

         15.2.     CONSENT TO JURISDICTION.....................................................................69

         15.3.     WAIVER OF JURY TRIAL........................................................................69



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EXHIBITS

Exhibit A-1       -       Form of Borrower's and Guarantors' Counsel's Opinion

Exhibit A-2       -       Form of Administrative Agent's Counsel's Opinion

Exhibit B         -       Form of Compliance Certificate

Exhibit C         -       Form of Assignment Agreement

Exhibit D         -       Form of Loan/Credit Related Money Transfer Instruction

Exhibit E         -       Form of Promissory Note (if requested)

Exhibit F         -       List of Closing Documents

Exhibit G         -       Form of Designation Agreement

Exhibit H         -       Form of Guaranty

Exhibit I         -       Form of Commitment and Acceptance



                                    SCHEDULES

Pricing Schedule

Commitment Schedule

Schedule 2.21     -       Existing Letters of Credit

Schedule 5.8      -       Subsidiaries

Schedule 5.16     -       Environmental Matters

Schedule 6.15     -       Existing Investments

Schedule 6.16     -       Existing Liens

                        5-YEAR REVOLVING CREDIT AGREEMENT

This 5-Year Revolving Credit Agreement, dated as of December 3, 2004, is among APPLEBEE'S INTERNATIONAL, INC., the institutions from time to time parties hereto as Lenders (whether by execution of this Agreement or an assignment pursuant to Section 12.3), JPMORGAN CHASE BANK, N.A., a national banking association, as Swing Line Lender, LC Issuer and Administrative Agent, Fleet National Bank, SunTrust Bank, Citicorp Leasing, Inc. and The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, as Syndication Agents. The parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         1.1.      Certain Defined Terms. As used in this Agreement:

         "Accounting Changes" is defined in Section 9.8 hereof.

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any Person, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors
(other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding ownership interests of a partnership or limited liability company.

         "Administrative Agent" means JPMCB in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

         "Advance" means a borrowing hereunder consisting of the aggregate amount of several Loans (i) made by some or all of the Lenders on the same Borrowing Date, or (ii) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type and, in the case of Eurodollar Loans, for the same Interest Period. The term "Advance" shall include Swing Line Loans unless otherwise expressly provided.

         "Affected Lender" is defined in Section 2.20.

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person is the

"beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of ten percent (10%) or more of any class of voting securities (or other voting interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting securities, by contract or otherwise. Notwithstanding the previous sentence, any institutional investors who purchase their interest in the Borrower in a public market shall not be considered Affiliates of the Borrower.

         "Agent" means any of the Administrative Agent and the Syndication Agents, as appropriate, and "Agents" means, collectively, the Administrative Agent and the Syndication Agents.

         "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders, as may be adjusted from time to time pursuant to the terms hereof. The initial Aggregate Commitment is $150,000,000.

         "Aggregate Outstanding Credit Exposure" means, at any time, the aggregate of the Outstanding Credit Exposure of all the Lenders.

         "Agreement" means this 5-Year Revolving Credit Agreement, as it may be amended, restated, supplemented or otherwise modified and as in effect from time to time.

         "Agreement Accounting Principles" means generally accepted accounting principles as in effect in the United States from time to time, applied in a manner consistent with that used in preparing the financial statements of the Borrower referred to in Section 5.4; provided, however, that except as provided in Section 9.8, with respect to the calculation of financial ratios and other financial tests required by this Agreement, "Agreement Accounting Principles" means generally accepted accounting principles as in effect in the United States as of the date of this Agreement, applied in a manner consistent with that used in preparing the financial statements of the Borrower referred to in Section 5.4 hereof.

         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of (a) the Federal Funds Effective Rate for such day and (b) one-half of one percent (0.5%) per annum.

         "Applicable Fee Rate" means, at any time, the percentage rate per annum at which Commitment Fees are accruing on the unused portion of the Aggregate Commitment at such time as set forth in the Pricing Schedule.

         "Applicable Margin" means, with respect to Advances of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Advances of such Type as set forth in the Pricing Schedule.

         "Arranger" means J.P. Morgan Securities Inc., and its successors, in its capacity as Lead Arranger and Sole Book Runner.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Assignment Agreement" is defined in Section 12.3.1.

         "Authorized Officer" means any of the chief executive officer, chief financial officer, chief accounting officer or treasurer of the Borrower, acting singly.

         "Available Aggregate Commitment" means, at any time, the Aggregate Commitment then in effect minus the Aggregate Outstanding Credit Exposure at such time.

         "Borrower"   means   Applebee's   International,   Inc.,   a   Delaware
corporation, and its permitted successors and assigns (including, without limitation, a debtor-in-possession on its behalf).

         "Borrowing Date" means a date on which an Advance is made hereunder.

         "Borrowing Notice" is defined in Section 2.9.1.

         "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Chicago, Illinois or New York City for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Chicago, Illinois or New York City for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

         "Buying Lender" is defined in Section 2.6.3(ii).

         "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Cash Equivalent Investments" means, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any investment grade commercial bank having, or which is the principal banking subsidiary of an investment grade bank holding company organized under the laws of the United States, any State thereof, the District of Columbia or any foreign jurisdiction having capital, surplus and undivided profits aggregating in excess of $500,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than ninety (90) days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, provided that such repurchase obligations are secured by a first priority security interest in such underlying securities which have, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 by S&P or P-1 by Moody's and in each case maturing not more than 270 days after the date of acquisition by such Person, (v) municipal or preferred short term auction rate securities that are rated at least A by S&P, Moody's or Fitch, Inc., a wholly-owned subsidiary of Fimalac S.A., and in each case with an interest rate re-set auction date of not more than 270 days after the date of acquisition by such Person (vi) investments in money market funds substantially all of the assets of which are comprised of securities of the types described in clauses (i) through (v) above, and (vii) demand deposit accounts maintained in the ordinary course of business.

         "Change" is defined in Section 3.2.

         "Change in Control" means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of thirty-three percent (33%) or more of the outstanding shares of voting stock of the Borrower; or (ii) the majority of the Board of Directors of the Borrower fails to consist of Continuing Directors; or (iii) except as expressly permitted under the terms of this Agreement, the Borrower consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its property to any Person, or any Person consolidates with or merges into the Borrower, in either event pursuant to a transaction in which the outstanding Capital Stock of the Borrower is reclassified or changed into or exchanged for cash, securities or other property.

         "Closing Date" means December 3, 2004.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and any rule or regulation issued thereunder.

         "Collateral Shortfall Amount" is defined in Section 8.1(i).

         "Commitment" means, for each Lender, the obligation of such Lender to make Revolving Loans to, and participate in Swing Line Loans and in Facility LCs issued upon the application of, the Borrower in an aggregate amount not exceeding the amount set forth on the Commitment Schedule or in an Assignment Agreement executed pursuant to Section 12.3 or in a Commitment and Acceptance executed pursuant to Section 2.6.3, as it may be modified as a result of any assignment that has become effective pursuant to Section 12.3.2 or as otherwise modified from time to time pursuant to the terms hereof.

         "Commitment and Acceptance" is identified in Section 2.6.3.

         "Commitment Fee" is defined in Section 2.6.1.

         "Commitment Increase Notice" is defined in Section 2.6.3(i) hereof.

         "Commitment Schedule" means the Schedule identifying each Lender's Commitment as of the Closing Date attached hereto and identified as such.

         "Consolidated Funded Indebtedness" means at any time the Funded Indebtedness of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

         "Consolidated Indebtedness" means at any time the Indebtedness of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

         "Consolidated Interest Expense" means, for any period, the total gross interest expense of the Borrower and its Subsidiaries calculated on a consolidated basis for such period, whether paid or accrued, including, without duplication, the interest component of Capitalized Leases, commitment and letter of credit fees, the discount or implied interest component of Off-Balance Sheet Liabilities, capitalized interest expense, pay-in-kind interest expense, amortization of debt documents and net payments (if any) pursuant to Financial Contracts relating to interest rate protection (other than any such payments pursuant to Financial Contracts in effect prior to the date hereof which are being terminated substantially concurrently with the execution and delivery hereof).

         "Consolidated Net Income" means, with reference to any period, the net after-tax income (or loss) of the Borrower and its Subsidiaries calculated on a consolidated basis for such period, excluding the net after-tax income (or loss) allocated to minority interests in accordance with Agreement Accounting Principles.

         "Consolidated   Net   Worth"   means  at  any  time  the   consolidated
stockholders' equity of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

         "Consolidated Rentals" means, for any period, the Rentals of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated Total Assets" means at any time the total assets of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

         "Consolidated Total Capitalization" means at any time the sum of Consolidated Indebtedness plus Consolidated Net Worth, each calculated as of such time.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership. When measuring "Contingent Obligations", the amount of any Contingent Obligation will be (i) the fair market value thereof as determined in accordance with, and as permitted by, Agreement Accounting Principles, as so reported in the Borrower's annual and quarterly financial statements required to be delivered under Section 6.1 or (ii) the full amount of the total obligation in the case that the Borrower has not performed a fair market value assessment under Agreement Accounting Principles.

         "Continuing Director" means, with respect to any Person as of any date of determination, any member of the board of directors of such Person who (a) was a member of such board of directors on the Closing Date, or (b) was nominated for election or elected to such board of directors with the approval of the required majority of the Continuing Directors who were members of such board at the time of such nomination or election.

         "Contractual Obligation" of any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property owned by it is bound.

         "Controlled Group" means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

         "Conversion/Continuation Notice" is defined in Section 2.10.

         "Credit Extension" means the making of an Advance or the issuance of a Facility LC hereunder.

         "Credit Extension Date" means the Borrowing Date for an Advance or the issuance date for a Facility LC.

         "Default" means an event described in Article VII.

         "Designated Lender" means, with respect to each Designating Lender, each Eligible Designee designated by such Designating Lender pursuant to Section 12.1.2.

         "Designating Lender" means, with respect to each Designated Lender, the Lender that designated such Designated Lender pursuant to Section 12.1.2.

         "Designation Agreement" is defined in Section 12.1.2.

         "Domestic Subsidiary" means a Subsidiary of the Borrower organized under the laws of a jurisdiction located in the United States of America.

         "EBITDA" means, for any period, Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) extraordinary losses incurred other than in the ordinary course of business, and (vi) other non-cash losses (except any non-cash losses that require accrual of a reserve for anticipated future cash payments for any period other than accrual for future obligations made pursuant to SFAS No. 87, No. 112 or No. 116, as amended) deducted in calculating net income (or net loss) (including, without limitation, loss on the disposition of assets), minus, to the extent included in Consolidated Net Income, (x) extraordinary gains realized other than in the ordinary course of business, (y) the income of any joint venture, except to the extent of cash dividends or distributions actually paid by such joint venture to the Borrower or any of its Subsidiaries and (z) other non-cash gains (including, without limitation, gain on the disposition of assets), in each case of the Borrower and its Subsidiaries, determined in accordance with Agreement Accounting Principles for such period.

         "EBITR" means, for any period, Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for taxes paid or accrued, (iii)
Consolidated Rentals, (iv) extraordinary losses incurred other than in the ordinary course of business, and (v) other non-cash losses (except any non-cash losses that require accrual of a reserve for anticipated future cash payments for any period other than accrual for future obligations made pursuant to SFAS No. 87, No. 112 or No. 116, as amended) deducted in calculating net income (or net loss) (including, without limitation, loss on the disposition of assets), minus, to the extent included in Consolidated Net Income, (x) extraordinary gains realized other than in the ordinary course of business, (y) the income of any joint venture, except to the extent of cash dividends or distributions actually paid by such joint venture to the Borrower or any of its Subsidiaries and (z) other non-cash gains (including, without limitation, gain on the disposition of assets), in each case of the Borrower and its Subsidiaries, determined in accordance with Agreement Accounting Principles for such period.

         "Effective Commitment Amount" is defined in Section 2.6.3(i) hereof.

         "Eligible Designee" means a special purpose corporation, partnership, limited partnership or limited liability company that is administered by a Lender or an Affiliate of a Lender and (i) is organized under the laws of the United States of America or any state thereof, (ii) is engaged primarily in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and (iii) issues (or the parent of which issues) commercial paper rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to
(i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

         "Eurodollar Advance" means an Advance which, except as otherwise provided in Section 2.12, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the applicable British Bankers' Association LIBOR rate for deposits in U.S. dollars as reported by Bloomberg or, if Bloomberg is not available, by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, if no such British Bankers' Association LIBOR rate is available to the Administrative Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which JPMCB or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of JPMCB's relevant Eurodollar Loan and having a maturity equal to such Interest Period.

         "Eurodollar Loan" means a Loan which,  except as otherwise  provided in
Section 2.12, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus
(ii) the then Applicable Margin, changing as and when the Applicable Margin changes.

         "Excluded Taxes" means, in the case of each Lender or applicable Lending Installation and each Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or Agent is incorporated or organized or any political combination or subdivision or taxing authority thereof or (ii) the jurisdiction in which such Agent's or Lender's principal executive office or such Lender's applicable Lending Installation is located or in which, other than as a direct result of the transaction evidenced by this Agreement, such Agent or Lender otherwise is, or at any time was, engaged in business.

         "Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

         "Existing Credit Agreement" means that certain 3-Year Credit Agreement dated as of November 5, 2001 among the Borrower, the lenders parties thereto and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Administrative Agent, as the same has been amended, supplemented or otherwise modified from time to time prior to the Closing Date.

         "Facility LC" is defined in Section 2.21.1.

         "Facility LC Application" is defined in Section 2.21.3.

         "Facility LC Collateral Account" is defined in Section 2.21.11.

         "Facility Termination Date" means the earlier of (a) December 3, 2009, and (b) the date of termination in whole of the Aggregate Commitment pursuant to
Section 2.6.2 hereof or the Commitments pursuant to Section 8.1 hereof.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

         "Financial Contract" of a Person means (i) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics or (ii) any agreement, device or arrangement providing for payments related to fluctuations of interest rates, exchange rates, forward rates or commodity prices, including, but not limited to, interest rate swap or exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency and interest rate options, puts or warrants.

         "Floating Rate" means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) the Applicable Margin, changing when and as the Alternate Base Rate changes.

         "Floating Rate Advance" means an Advance which, except as otherwise provided in Section 2.12, bears interest at the Floating Rate.

         "Floating Rate Loan" means a Loan or portion thereof, which, except as otherwise provided in Section 2.12, bears interest at the Floating Rate.

         "Foreign  Pension Plan" means any employee benefit plan as described in
Section 3(3) of ERISA for which the Borrower or any member of its Controlled Group is a sponsor or administrator and which (i) is maintained or contributed to for the benefit of employees of the Borrower, any of its respective Subsidiaries or any member of its Controlled Group, (ii) is not covered by ERISA pursuant to Section 4(b)(4) of ERISA, and (iii) under applicable local law, is required to be funded through a trust or other funding vehicle.

         "Foreign Subsidiary" means a Subsidiary of the Borrower which is not a Domestic Subsidiary.

         "Funded  Indebtedness" means at any time the aggregate dollar amount of
(i) Indebtedness which has actually been funded and is outstanding at such time, whether or not such amount is due or payable at such time, (ii) the undrawn amount of standby letters of credit and (iii) Contingent Obligations with respect to the Funded Indebtedness of any other Person.

         "Guarantor" shall mean each Subsidiary of the Borrower that is a Domestic Subsidiary as of the Closing Date and each other Subsidiary that has become a guarantor of the Obligations hereunder in accordance with the terms of
Section 6.10.

         "Guaranty" means that certain Guaranty (and any and all supplements thereto) executed from time to time by each Guarantor in favor of the

Administrative Agent for the benefit of itself and the Lenders, in substantially the form of Exhibit H attached hereto, as amended, restated, supplemented or otherwise modified from time to time.

         "Indebtedness" of a Person means,  without  duplication,  such Person's
(i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (vi) Capitalized Lease Obligations, (vii) obligations, contingent or otherwise, with respect to letters of credit and bankers' acceptances, (viii) Contingent Obligations, (ix) Net Mark-to-Market Exposure under Financial Contracts, (x) Off-Balance Sheet Liabilities, and (xi) any other obligation for borrowed money or other financial accommodation which in accordance with Agreement Accounting Principles would be shown as a liability on a consolidated balance sheet of such Person. "Indebtedness" of the Borrower includes the Indebtedness of any joint venture, unless it is nonrecourse to the Borrower and its Subsidiaries.

         "Interest Period" means, with respect to a Eurodollar Advance, a period of one, two, three or six months or such other period agreed to by the Lenders and the Borrower, commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on but exclude the day which corresponds numerically to such date one, two, three or six months or such other agreed upon period thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month or such other succeeding period, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month or such other succeeding period. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

         "Investment" of a Person means any loan, advance, extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade, but including accounts receivable from other Persons which are not current assets or did not arise from sales to such other Person in the ordinary course of business) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; and any structured notes, Financial Contracts, derivative financial instruments and other similar instruments or contracts owned by such Person. Notwithstanding the foregoing, an Acquisition shall not be deemed to be an Investment.

         "JPMCB"  means   JPMorgan   Chase  Bank,   N.A.,  a  national   banking
association, in its individual capacity, and its successors.

         "LC Fee" is defined in Section 2.21.4.

         "LC Issuer" means JPMCB (or any Affiliate of JPMCB designated by JPMCB) or any of the other Lenders, as applicable, in its respective capacity as issuer of Facility LCs hereunder.

         "LC Obligations" means, at any time, the sum, without  duplication,  of
(i) the aggregate undrawn stated amount of all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

         "LC Payment Date" is defined in Section 2.21.5.

         "Lender Increase Notice" is defined in Section 2.6.3(i) hereof.

         "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns. Unless otherwise specified, the term "Lender" includes JPMCB in its capacity as Swing Line Lender.

         "Lending Installation" means, with respect to a Lender or an Agent, the office, branch, subsidiary or affiliate of such Lender or Agent listed on the administrative information sheets provided to the Administrative Agent in connection herewith, or on a Schedule or otherwise selected by such Lender or Agent pursuant to Section 2.18.

         "Leverage Ratio" is defined in Section 6.21.1.

         "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement, and, in the case of stock, stockholders agreements, voting trust agreements and all similar arrangements).

         "Loan" means a Revolving Loan or a Swing Line Loan, as applicable.

         "Loan Documents" means this Agreement, the Facility LC Applications, the Guaranty, and all other documents, instruments, notes (including any Notes issued pursuant to Section 2.14, if requested) and agreements executed in connection therewith or contemplated thereby, as the same may be amended, restated or otherwise modified and in effect from time to time.

         "Loan Party" is defined in Section 4.1(i).

         "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), operations, performance, properties, results of operations or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower or any of its Subsidiaries to perform its respective obligations under the Loan Documents to which it is a party, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agents, the LC Issuers or the Lenders thereunder.

         "Material Indebtedness" means Indebtedness in an outstanding principal amount of $20,000,000 or more in the aggregate (or the equivalent thereof in any currency other than U.S. dollars).

         "Material Indebtedness Agreement" means any agreement under which any Material Indebtedness was created or is governed or which provides for the incurrence of Indebtedness in an amount which would constitute Material Indebtedness (whether or not an amount of Indebtedness constituting Material Indebtedness is outstanding thereunder).

         "Modify" and "Modification" are defined in Section 2.21.1.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "Net Mark-to-Market Exposure" of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Financial Contracts. "Unrealized losses" means the fair market value of the cost to such Person of replacing each Financial Contract as of the date of determination (assuming such Financial Contract were to be terminated as of that date), and "unrealized profits" means the fair market value of the gain to such Person of replacing such Financial Contract as of the date of determination (assuming such Financial Contract were to be terminated as of that date).

         "Non-U.S. Lender" is defined in Section 3.5(iv).

         "Note" is defined in Section 2.14(iv).

         "Obligations" means all Loans, Reimbursement Obligations, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to any of the Agents, any LC Issuer, any Lender, the Arranger, any affiliate of the Agents, any LC Issuer, or any Lender, the Arranger, or any indemnitee under the provisions of Section 9.6 or any other provisions of the Loan Documents, in each case of any kind or nature, present or future, arising under this Agreement or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, foreign exchange risk, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements, paralegals' fees (in each case whether or not allowed), and any other sum chargeable to the Borrower or any of its Subsidiaries under this Agreement or any other Loan Document.

         "Off-Balance Sheet Liability" of a Person means (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any Sale and Leaseback Transaction which is not a Capitalized Lease, (iii) any liability under any so-called "synthetic lease" transaction entered into by such Person, or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of borrowing but which does not constitute a liability on the balance sheets of such Person, but excluding from this clause (iv) Operating Leases.

         "Operating Lease" of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

         "Other Taxes" is defined in Section 3.5(ii).

         "Outstanding Credit Exposure" means, as to any Lender at any time, the sum of (i) the aggregate principal amount of its Revolving Loans outstanding at such time, plus (ii) an amount equal to its Pro Rata Share of the obligations to purchase participations in Swing Line Loans, plus (iii) an amount equal to its Pro Rata Share of the LC Obligations at such time.

         "Participants" is defined in Section 12.2.1.

         "Payment Date" means the last day of each March, June, September and December and the Facility Termination Date.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Permitted Acquisition" is defined in Section 6.15(vii).

         "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means an employee benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

         "Pricing Schedule" means the Schedule identifying the Applicable Margin and Applicable Fee Rate attached hereto and identified as such.

         "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by JPMCB or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

         "Proposed New Lender" is defined in Section 2.6.3(i) hereof.

         "Pro Rata Share" means, with respect to a Lender, a portion equal to a fraction the numerator of which is such Lender's Commitment at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) and the denominator of which is the Aggregate Commitment at such time, or, if the Aggregate Commitment has been terminated, a fraction the numerator of which is such Lender's Outstanding Credit Exposure at such time and the denominator of which is the sum of the Aggregate Outstanding Credit Exposure.

         "Purchase Price" means the total consideration and other amounts payable in connection with any Acquisition, including, without limitation, any portion of the consideration payable in cash, the value of any Capital Stock or other equity interests of the Borrower (other than treasury stock of the Borrower repurchased prior to the Closing Date) or any Subsidiary issued as consideration for such Acquisition, all Indebtedness and other monetary liabilities incurred or assumed in connection with such Acquisition and all transaction costs and expenses incurred in connection with such Acquisition.

         "Purchasers" is defined in Section 12.3.1.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by and to brokers and dealers of securities for the purpose of purchasing or carrying margin stock (as defined therein).

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks, non-banks and non-broker lenders for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

         "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).

         "Reimbursement Obligations" means with respect to any LC Issuer, at any time, the aggregate of all obligations of the Borrower then outstanding under
Section 2.21 to reimburse such LC Issuer for amounts paid by such LC Issuer in respect of any one or more drawings under Facility LCs issued by such LC Issuer; or, as the context may require, all such Reimbursement Obligations then outstanding to reimburse all of the LC Issuers.

         "Rentals" of a Person means the aggregate fixed amounts payable by such Person under any Operating Lease.

         "Reportable Event" means a reportable event, as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation or otherwise waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of
Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Required Lenders" means Lenders in the aggregate having at least fifty-one percent (51%) of the Aggregate Commitment or, if the Aggregate
Commitment has been terminated, Lenders in the aggregate holding at least fifty-one percent (51%) of the Aggregate Outstanding Credit Exposure.

         "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on "Eurodollar liabilities" (as defined in Regulation D).

         "Revolving Loan" means, with respect to a Lender, each loan made by such Lender pursuant to its commitment to lend set forth in Section 2.1 (or any conversion or continuation thereof).

         "Risk   Based   Capital   Guidelines"   is  defined  in  Section   3.2.

         "S&P" means Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

         "Sale and Leaseback Transaction" means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

         "Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Selling Lender" is defined in Section 2.6.3(ii).

         "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

         "Subsidiary" of a Person means (i) any corporation more than fifty percent (50%) of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than fifty percent (50%) of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (i) represents more than ten percent (10%) of the consolidated assets of the Borrower and its Subsidiaries as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the end of the four fiscal quarter period ending with the fiscal quarter immediately prior to the fiscal quarter in which such determination is made, or (ii) is responsible for more than ten percent (10%) of the Consolidated Net Income of the Borrower and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.

         "Swing   Line   Borrowing   Notice"  is   defined  in  Section   2.2.2.

         "Swing Line Lender" means JPMCB or such other Lender which may succeed to its rights and obligations as Swing Line Lender pursuant to the terms of this Agreement.

         "Swing Line Loan" means a Loan made available to the Borrower by the Swing Line Lender pursuant to Section 2.2.

         "Syndication Agent" means each of Fleet National Bank, SunTrust Bank, Citicorp Leasing, Inc. and The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, in each case in its capacity as the syndication agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Syndication Agent appointed pursuant to Article X. "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes.

         "Transferee" is defined in Section 12.4.

         "Transferred Credit" is defined in Section 2.6.3(ii).

         "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurodollar Advance, and with respect to any Loan, its nature as a Floating Rate Loan or a Eurodollar Loan.

         "Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

         Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with Agreement Accounting Principles.

         1.2. References. Any references to the Borrower's Subsidiaries shall not in any way be construed as consent by the Administrative Agent or any Lender to the establishment, maintenance or acquisition of any Subsidiary, except as may otherwise be permitted hereunder.

                                   ARTICLE II

                                   THE CREDITS

         2.1. Commitment. From and including the date of this Agreement and prior to the Facility Termination Date, upon the satisfaction of the conditions precedent set forth in Sections 4.1 and 4.2, as applicable, each Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to (i) make Revolving Loans to the Borrower, (ii) to participate in Swing Line Loans and (iii) participate in Facility LCs issued upon the request of the Borrower, provided that, after giving effect to the making of each Revolving Loan, the making of each Swing Line Loan and the issuance of each such Facility LC, such Lender's Outstanding Credit Exposure shall not exceed its Commitment. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans at any time prior to the Facility Termination Date. The Commitments to lend hereunder shall expire automatically on the Facility Termination Date. The LC Issuers will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.21.

         2.2.      Swing Line Loans.

         2.2.1. Amount of Swing Line Loans. Upon the satisfaction of the conditions precedent set forth in Section 4.2 and, if such Swing Line Loan is to be made on the date of the initial Advance hereunder, the satisfaction of the conditions precedent set forth in Section 4.1 as well, from and including the date of this Agreement and prior to the Facility Termination Date, the Swing Line Lender, on the terms and conditions set forth in this Agreement, shall make Swing Line Loans to the Borrower from time to time in an aggregate principal amount not to exceed $10,000,000, provided that the Aggregate Outstanding Credit Exposure shall not at any time exceed the Aggregate Commitment, and provided further that at no time shall the sum of (i) the Swing Line Lender's share of the obligations to participate in the Swing Line Loans, plus (ii) the outstanding Revolving Loans made by the Swing Line Lender pursuant to Section 2.1, plus (iii) the Swing Line Lender's Pro Rata Share of the LC Obligations, exceed the Swing Line Lender's Commitment at such time. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Swing Line Loans at any time prior to the Facility Termination Date.

         2.2.2. Borrowing Notice. The Borrower shall deliver to the Administrative Agent and the Swing Line Lender irrevocable notice (a "Swing Line Borrowing Notice") not later than 12:00 noon (Chicago time) on the Borrowing Date of each Swing Line Loan, specifying (i) the applicable Borrowing Date (which date shall be a Business Day), and (ii) the amount of the requested Swing Line Loan which shall be an amount not less than $300,000 and integral multiples of $100,000 in excess thereof. Each Swing Line Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the day such Swing Line Loan is made to but excluding the date it is paid, at a rate per annum equal, at the Borrower's option, to the Floating Rate or at a rate per annum agreed to by the Borrower and the Swing Line Lender at the time of borrowing.

         2.2.3. Making of Swing Line Loans. Promptly after receipt of a Swing Line Borrowing Notice, the Administrative Agent shall notify each Lender by fax, or other similar form of transmission, of the requested Swing Line Loan. Not later than 2:00 p.m. (Chicago time) on the applicable Borrowing Date, the Swing Line Lender shall make available the Swing Line Loan, in funds immediately available in Chicago, to the Administrative Agent at its address specified pursuant to Article XIII. The Administrative Agent will promptly deposit the funds so received from the Swing Line Lender in the Borrower's account with the Administrative Agent on the Borrowing Date.

         2.2.4. Repayment of Swing Line Loans. Each Swing Line Loan shall be paid in full by the Borrower on or before the fifth (5th) Business Day after the Borrowing Date for such Swing Line Loan. In addition, the Swing Line Lender (i) may at any time in its sole discretion with respect to any outstanding Swing Line Loan, or (ii) shall on the fifth (5th) Business Day after the Borrowing Date of any Swing Line Loan, require each Lender (including the Swing Line Lender) to make a Revolving Loan (subject to the limitations set forth in
Section 2.1) in the amount of such Lender's Pro Rata Share of such Swing Line Loan (including, without limitation, any interest accrued and unpaid thereon), for the purpose of repaying such Swing Line Loan. Each Lender shall make available its required Revolving Loan, in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to Article XIII, by no later than (i) 4:00 p.m. (Chicago time) on the date of any notice received on or before 2:00 p.m. (Chicago time) on such date pursuant to this Section
2.2.4 and (ii) 10:00 a.m. (Chicago time) on the Business Day immediately following the date of any such notice received after 2:00 p.m. (Chicago time) on such date. Revolving Loans made pursuant to this Section 2.2.4 shall initially be Floating Rate Loans and thereafter may be continued as Floating Rate Loans or converted into Eurodollar Loans in the manner provided in Section 2.10 and subject to the other conditions and limitations set forth in this Article II. Unless a Lender shall have notified the Swing Line Lender, prior to its making any Swing Line Loan, that any applicable condition precedent set forth in Sections 4.1 or 4.2 had not then been satisfied, such Lender's obligation to make Revolving Loans pursuant to this Section 2.2.4 to repay Swing Line Loans shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against any Agent, the Swing Line Lender or any other Person, (b) the occurrence or continuance of a Default or Unmatured Default, (c) any adverse change in the condition (financial or otherwise) of the Borrower, or (d) any other circumstances, happening or event whatsoever. In the event that any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.2.4, the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Lender fails to make, or is prohibited from making, payment to the Administrative Agent of any amount due under this Section 2.2.4, such Lender shall be deemed, at the option of the Administrative Agent, to have unconditionally and irrevocably purchased from the Swing Line Lender, without recourse or warranty, an undivided interest and participation in the applicable Swing Line Loan in the amount of such Revolving Loan, and such interest and participation may be recovered from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received. On the Facility Termination Date, the Borrower shall repay in full the outstanding principal balance of the Swing Line Loans.

         2.3.      Required Payments; Termination.

         2.3.1. Required Payments. The Aggregate Outstanding Credit Exposure and all other unpaid Obligations (other than LC Obligations that have been cash collateralized pursuant to Section 8.1), shall be paid in full by the Borrower on the Facility Termination Date.

         2.3.2. Termination. Notwithstanding the termination of this Agreement on the Facility Termination Date, until all of the Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied and all financing arrangements among the Borrower and the Lenders hereunder and under the other Loan Documents shall have been terminated, all of the rights and remedies under this Agreement and the other Loan Documents shall survive and the Administrative Agent shall be entitled to retain its security interest in and to all existing and future collateral (if any).

         2.4. Ratable Loans. Each Advance hereunder (other than any Swing Line Loan) shall consist of Revolving Loans made from the several Lenders ratably according to their Pro Rata Shares.

         2.5. Types of Advances. The Advances may be Revolving Loans consisting of Floating Rate Advances or Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.9 and 2.10, or Swing Line Loans selected by the Borrower in accordance with Section 2.2.

         2.6. Commitment Fee; Reductions in Aggregate Commitment; Increases in Aggregate Commitment.

         2.6.1. Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee (the "Commitment Fee") at a per annum rate equal to the Applicable Fee Rate on the daily unused portion of such Lender's Commitment from the Closing Date to and including the Facility Termination Date, payable quarterly in arrears on each Payment Date hereafter including, without limitation, the Facility Terminate Date. Swing Line Loans shall count as usage of any Lender's Commitment (in the amount of such Lender's Pro Rata Share thereof) for the purpose of calculating the Commitment Fee due hereunder.

         2.6.2. Reductions in Aggregate Commitment. The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in a minimum amount of $3,000,000 (and in multiples of $3,000,000 if in excess thereof), upon at least three (3) Business Days' prior written notice to the Administrative Agent of such reduction, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Commitment may not be reduced below the Aggregate Outstanding Credit

Exposure. All accrued Commitment Fees shall be payable on the effective date of any termination of all of the obligations of the Lenders to make Credit Extensions hereunder.

         2.6.3. Increase of Aggregate Commitment. (i) At any time, the Borrower may request that the Aggregate Commitment be increased, provided that, without the prior written consent of all of the Lenders, (a) the Aggregate Commitment shall at no time exceed $200,000,000; (b) the Borrower shall not previously have reduced the Aggregate Commitment; and (c) the Borrower shall not be entitled to make such request more than twice. Such request shall be made in a written notice given to the Administrative Agent and the Lenders by the Borrower not less than twenty (20) Business Days prior to the proposed effective date of such increase, which notice (a "Commitment Increase Notice") shall specify the amount of the proposed increase in the Aggregate Commitment and the proposed effective date of such increase. In the event of such a Commitment
Increase Notice, each of the Lenders shall be given the opportunity to participate in the requested increase ratably in proportions that their respective Commitments bear to the Aggregate Commitment. No Lender shall have any obligation to increase its Commitment pursuant to a Commitment Increase Notice. On or prior to the date that is fifteen (15) Business Days after receipt of the Commitment Increase Notice, each Lender shall submit to the Administrative Agent a notice indicating the maximum amount by which it is willing to increase its Commitment in connection with such Commitment Increase Notice (any such notice to the Administrative Agent being herein a "Lender Increase Notice"). Any Lender which does not submit a Lender Increase Notice to the Administrative Agent prior to the expiration of such fifteen (15) Business Day period shall be deemed to have denied any increase in its Commitment. In the event that the increases of Commitments set forth in the Lender Increase Notices exceed the amount requested by the Borrower in the Commitment Increase Notice, the Administrative Agent and the Arranger shall have the right, in consultation with the Borrower, to allocate the amount of increases necessary to meet the Borrower's Commitment Increase Notice. In the event that the Lender Increase Notices are less than the amount requested by the Borrower, not later than three
(3) Business Days prior to the proposed effective date the Borrower may notify the Administrative Agent of any financial institution that shall have agreed to become a "Lender" party hereto (a "Proposed New Lender") in connection with the Commitment Increase Notice. Any Proposed New Lender shall be subject to the consent of the Administrative Agent (which consent shall not be unreasonably withheld). If the Borrower shall not have arranged any Proposed New Lender(s) to commit to the shortfall (if any) from the Lender Increase Notices, then the Borrower shall have the option to reduce the amount of its Commitment Increase Notice to the aggregate amount set forth in the Lender Increase Notices or to withdraw its Commitment Increase Notice. Based upon the Lender Increase Notices, any allocations made in connection therewith and any notice regarding any Proposed New Lender, if applicable, the Administrative Agent shall notify the Borrower and the Lenders on or before the Business Day immediately prior to the proposed effective date of the amount of each Lender's and Proposed New Lenders' Commitment (the "Effective Commitment Amount") and the amount of the Aggregate Commitment, which amount shall be effective on the following Business Day. Any increase in the Aggregate Commitment shall be subject to the following conditions precedent: (A) the Borrower shall have obtained the consent thereto of each Guarantor and its reaffirmation of the Loan Document(s) executed by it, which consent and reaffirmation shall be in writing and in form and substance reasonably satisfactory to the Administrative Agent, (B) as of the date of the Commitment Increase Notice and as of the proposed effective date of the increase in the Aggregate Commitment, all representations and warranties made by any Loan Party in any Loan Document shall be true and correct in all material respects as though made on such date and no event shall have occurred and then be continuing which constitutes a Default or Unmatured Default, (C) the Borrower, the Administrative Agent and each Proposed New Lender or Lender that shall have agreed to provide a "Commitment" in support of such increase in the Aggregate Commitment shall have executed and delivered a "Commitment and Acceptance" substantially in the form of Exhibit I hereto, (D) counsel for the Borrower and for the Guarantors shall have provided to the Administrative Agent supplemental opinions in form and substance reasonably satisfactory to the Administrative Agent and (E) the Borrower and each Proposed New Lender shall otherwise have executed and delivered such other instruments and documents as may be required under Article IV or that the Administrative Agent shall have reasonably requested in connection with such increase. If any fee shall be charged by the Lenders whose Commitment is increasing in connection with any such increase, such fee shall be in accordance with then prevailing market conditions, which market conditions shall have been reasonably documented by the Administrative Agent to the Borrower. Upon satisfaction of the conditions precedent to any increase in the Aggregate Commitment, the Administrative Agent shall promptly advise the Borrower and each Lender of the effective date of such increase. Upon the effective date of any increase in the Aggregate Commitment that is provided by a Proposed New Lender, such Proposed New Lender shall be a party to this Agreement as a Lender and shall have the rights and obligations of a Lender hereunder. Nothing contained herein shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder at any time.

         (ii) For purposes of this clause (ii), (A) the term "Buying Lender(s)" shall mean (1) each Lender the Effective Commitment Amount of which is greater than its Commitment prior to the effective date of any increase in the Aggregate Commitment and (2) each Proposed New Lender that is allocated an Effective Commitment Amount in connection with any Commitment Increase Notice, and (b) the term "Selling Lender(s)" shall mean each Lender whose Commitment is not being increased from that in effect prior to such increase in the Aggregate Commitment. Effective on the effective date of any increase in the Aggregate Commitment pursuant to clause (i) above, each Selling Lender hereby sells, grants, assigns and conveys to each Buying Lender, without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage of such Selling Lender's right, title and interest in and to its Outstanding Credit Exposure (the "Transferred Credit") in the respective dollar amounts and percentages necessary so that, from and after such sale, each such Selling Lender's Outstanding Credit Exposure shall equal such Selling Lender's Pro Rata Share (calculated based upon the Effective Commitment Amounts) of the Aggregate Outstanding Credit Exposure. Effective on the effective date of the increase in the Aggregate Commitment pursuant to clause (i) above, each Buying Lender hereby purchases and accepts such grant, assignment and conveyance of the Transferred Credit from the Selling Lenders. Each Buying Lender hereby agrees that its respective purchase price for the Transferred Credit purchased hereby shall equal the respective dollar amount necessary so that, from and after such payments, each Buying Lender's Outstanding Credit Exposure shall equal such Buying Lender's Pro Rata Share (calculated based upon the Effective Commitment Amounts) of the Aggregate Outstanding Credit Exposure. Such amount shall be payable on the effective date of the increase in the Aggregate Commitment by wire transfer of immediately available funds to the Administrative Agent. The Administrative Agent, in turn, shall wire transfer any such funds received to the Selling Lenders, in same day funds, for the sole account of the Selling Lenders. Each Selling Lender hereby represents and warrants to each Buying Lender that such Selling Lender owns the Outstanding Credit Exposure being sold and assigned hereby for its own account and has not sold, transferred or encumbered any or all of its interest in such Outstanding Credit Exposure, except for participations which will be extinguished upon payment to Selling Lender of an amount equal to the portion of the Outstanding Credit Exposure being sold by such Selling Lender. Each Buying Lender hereby acknowledges and agrees that, except for each Selling Lender's representations and warranties contained in the foregoing sentence, each such Buying Lender has entered into its Commitment and Acceptance with respect to such increase on the basis of its own independent investigation and has not relied upon, and will not rely upon, any explicit or implicit written or oral representation, warranty or other statement of the Lenders or the Administrative Agent concerning the authorization, execution, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents. The Borrower hereby agrees to compensate each Selling Lender for all losses, expenses and liabilities incurred by each Lender in connection with the sale and assignment of any Eurodollar Loan hereunder on the terms and in the manner as set forth in Section 3.4.

         2.7. Minimum Amount of Each Advance. Each Eurodollar Advance shall be in the minimum amount of $3,000,000 (and in multiples of $1,000,000 if in excess thereof), and each Floating Rate Advance shall be in the minimum amount of $3,000,000 (and in multiples of $1,000,000 if in excess thereof), provided, however, that any Floating Rate Advance may be in the amount of the Available Aggregate Commitment.

         2.8. Optional Principal Payments. The Borrower may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances, or any portion of the outstanding Floating Rate Advances, in a minimum aggregate amount of $3,000,000 or any integral multiple of $1,000,000 in excess thereof, upon prior notice to the Administrative Agent at or before 10:00 a.m. (Chicago time) on the date of such payment. The Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by
Section 3.4 but without penalty or premium, all outstanding Eurodollar Advances or, in a minimum aggregate amount of $3,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Eurodollar Advances upon three (3) Business Days' prior notice to the Administrative Agent. The Borrower may at any time pay, without penalty or premium, all outstanding Swing Line Loans or, in a minimum amount of $300,000 and increments of $100,000 in excess thereof, any portion of the outstanding Swing Line Loans, with notice to the Administrative Agent and the Swing Line Lender by 11:00 a.m. (Chicago time) on the date of repayment.

         2.9. Method of Selecting Types and Interest Periods for New Advances; Method of Borrowing.

         2.9.1. Method of Selecting Types and Interest Periods for New Advances. Other than with respect to Swing Line Loans (which shall be governed by Section 2.2), the Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable thereto from time to time; provided that there shall be no more than seven (7) Interest Periods in effect with respect to all of the Revolving Loans at any time, unless such limit has been waived by the Administrative Agent in its sole discretion. The Borrower shall give the Administrative Agent irrevocable notice (a "Borrowing Notice") not later than 10:00 a.m. (Chicago time) on the Borrowing Date of each Floating Rate Advance and three (3) Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

         (i) the Borrowing Date, which shall be a Business Day, of such Advance,

         (ii)      the aggregate amount of such Advance,

         (iii)     the Type of Advance selected, and

         (iv) in the case of each Eurodollar Advance, the Interest Period applicable thereto.

         2.9.2. Method of Borrowing. On each Borrowing Date, each Lender shall make available its Loan or Loans not later than noon, Chicago time, in Federal or other funds immediately available to the Administrative Agent, in Chicago, Illinois at its address specified in or pursuant to Article XIII. The Administrative Agent will deposit the funds so received from the Lenders in the Borrower's account with the Administrative Agent at the Administrative Agent's aforesaid address. Notwithstanding the foregoing provisions of this Section 2.9.2, to the extent that a Loan made by a Lender matures on the Borrowing Date of a requested Loan, such Lender shall apply the proceeds of the Loan it is then making to the repayment of principal of the maturing Loan.

         2.10. Conversion and Continuation of Outstanding Advances. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances pursuant to this
Section  2.10 or are repaid in  accordance  with Section  2.8.  Each  Eurodollar
Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time each such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless (x) such Eurodollar Advance is or was repaid in accordance with Section 2.8 or (y) the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurodollar Advance continue as a Eurodollar Advance for the same or another Interest Period. Subject to the terms of Section 2.7, the Borrower may elect from time to time to convert all or any part of a Floating Rate Advance (other than a Swing Line Loan) into a Eurodollar Advance, provided that any conversion of any Eurodollar Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The Borrower shall give the Administrative Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Floating Rate Advance into a Eurodollar Advance or continuation of a Eurodollar Advance not later than 10:00 a.m. (Chicago time) at least three (3) Business Days prior to the date of the requested conversion or continuation, specifying:

         (i) the requested date, which shall be a Business Day, of such conversion or continuation,

         (ii) the aggregate amount and Type of the Advance which is to be converted or continued, and

         (iii) the amount of such Advance which is to be converted into or continued as a Eurodollar Advance and the duration of the Interest Period applicable thereto.

Promptly after receipt of any Conversion/Continuation Notice, the Administrative Agent shall provide the Lenders with notice thereof.

         2.11. Changes in Interest Rate, etc. Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.10, to but excluding the date it is paid or is converted into a Eurodollar Advance pursuant to Section 2.10 hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Administrative Agent as applicable to such Eurodollar Advance based upon the Borrower's selections under Sections 2.9 and 2.10 and otherwise in accordance with the terms hereof. No Interest Period may end after the Facility Termination Date.

         2.12. Rates Applicable After Default. Notwithstanding anything to the contrary contained in Section 2.9, 2.10 or 2.11, during the continuance of a Default or Unmatured Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a Eurodollar Advance. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each Eurodollar Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum, (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate in effect from time to time plus 2% per annum and (iii) the LC Fee shall be increased by 2% per annum, provided that, during the continuance of a Default under Section 7.6 or 7.7, the interest rates set forth in clauses (i) and (ii) above and the increase in the LC Fee set forth in clause (iii) above shall be applicable to all Credit Extensions without any election or action on the part of the Administrative Agent or any Lender.

         2.13. Method of Payment. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by 12:00 noon (Chicago time) on the date when due and shall (except (i) in the case of Reimbursement Obligations for which the applicable LC Issuer has not been fully indemnified by the Lenders or (ii) with respect to repayments of Swing Line Loans) be applied ratably by the Administrative Agent among the Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the

Administrative Agent received at such Lender's  address  specified   pursuant to
Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. Each reference to the Administrative Agent in this Section 2.13 shall also be deemed to refer, and shall apply equally, to the applicable LC Issuer, in the case of payments required to be made by the Borrower to such LC Issuer pursuant to Section
2.21.6. The Administrative Agent is hereby authorized, upon the occurrence and during the continuance of a Default, to charge the account of the Borrower maintained with JPMCB or any of its Affiliates for each payment of principal, interest and fees as it becomes due hereunder.

         2.14.     Noteless Agreement; Evidence of Indebtedness.

         (i) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (ii) The Administrative Agent shall also maintain accounts in which it will record (a) the date and the amount of each Revolving Loan made hereunder, the Type thereof and the Interest Period, if any, applicable thereto,
(b) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, (c) the effective date and amount of each Assignment Agreement delivered to and accepted by it and the parties thereto pursuant to Section 12.3, (d) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time,
(e) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof, and (f) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all fees, charges, expenses and interest.

         (iii) The entries maintained in the accounts maintained pursuant to clauses (i) and (ii) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

         (iv) Any Lender may request that its Loans be evidenced by a promissory note or, in the case of the Swing Line Lender, promissory notes representing its Revolving Loans and Swing Line Loans, respectively, substantially in the form of Exhibit E, with appropriate changes for notes evidencing Swing Line Loans (each, a "Note"). In such event, the Borrower shall prepare, execute and deliver to such Lender such Note or Notes payable to the order of such Lender. Thereafter, the Loans evidenced by each such Note and interest thereon shall at all times (prior to any assignment pursuant to Section 12.3) be represented by one or more Notes payable to the order of the payee named therein, except to the extent that any such Lender subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in clauses (i) and (ii) above.

         2.15. Telephonic Notices. The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices and Conversion/Continuation Notices to be given telephonically. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, signed by an Authorized Officer, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

         2.16. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Floating Rate Advance and Swing Line Loan shall be payable in arrears on each Payment Date, commencing with the first such date to occur after the Closing Date, on any date on which the Floating Rate Advance or Swing Line Loan is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity; provided that interest accrued on each Eurodollar Advance having an Interest Period longer than three
(3) months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on Eurodollar Advances, Swing Line Loans, LC Fees and Commitment Fees shall be calculated for actual days elapsed on the basis of a 360-day year; interest on Floating Rate Advances shall be calculated for actual days elapsed on the basis of a 365/366-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to 12:00 noon (Chicago time) at the place of payment. If any payment of principal of or interest on an Advance, any fees or any other amounts payable to any Agent or any Lender hereunder shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest, fees and commissions in connection with such payment.

         2.17. Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice, Swing Line Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. Promptly after notice from the applicable LC Issuer, the Administrative Agent will notify each Lender of the contents of each request for issuance of a Facility LC hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

         2.18. Lending Installations. Subject to Section 3.6, each Lender may book its Loans and its participation in any LC Obligations and Swing Line Loans and the LC Issuers may book the Facility LCs at any Lending Installation selected by such Lender or the applicable LC Issuer, as the case may be, and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Facility LCs, participations in LC Obligations and Swing Line Loans and any Notes issued hereunder shall be deemed held by each Lender or the applicable LC Issuer, as the case may be, for the benefit of any such Lending Installation. Each Lender and each LC Issuer may, by written notice to the Administrative Agent and the Borrower in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made or participated in by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

         2.19. Non-Receipt of Funds by the Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the time on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three (3) days and, thereafter, the interest rate applicable to the relevant Loan or (y) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan, including the interest rate applicable pursuant to Section 2.12.

         2.20. Replacement of Lender. The Borrower shall have the right, in its sole discretion, at any time and from time to time to terminate the Commitment of any Lender (an "Affected Lender"), in whole, upon at least thirty
(30) days' prior notice to the Administrative Agent and such Lender, (a) if such Lender has failed or refused to make available the full amount of any Revolving Loan as required by its Commitment hereunder, or (b) if such Lender has demanded that the Borrower make any additional payment to such Lender pursuant to Section 3.1, 3.2 or 3.5, or if such Lender's obligation to make or continue, or convert Floating Rate Advances into, Eurodollar Advances has been suspended pursuant to
Section 3.3; provided that no Default or Unmatured Default shall have occurred and be continuing at the time of such replacement, and that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Administrative Agent shall agree, as of such date, to purchase for cash the Advances and other Obligations due to the Affected Lender pursuant to an Assignment Agreement substantially in the form of Exhibit C and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 12.3 applicable to assignments, and (ii) the Borrower shall pay to such Affected Lender in immediately available funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Affected Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 3.1, 3.2 and 3.5, to the extent applicable, and (B) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 3.4 had the Loans of such Affected Lender been prepaid on such date rather than sold to the replacement Lender.

         2.21.     Facility LCs.

         2.21.1.   Issuance; Transitional Facility LCs.

         (i) Issuance. The LC Issuers hereby agree, on the terms and conditions set forth in this Agreement, to issue standby and performance letters of credit (each, together with the letters of credit deemed issued by the LC Issuers hereunder pursuant to Section 2.21.1(ii), a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the date of this Agreement and prior to the Facility Termination Date upon the request of the Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed $40,000,000 and (ii) the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment. No Facility LC shall have an expiry date later than one year after its issuance; provided that any Facility LC may provide for the renewal thereof for additional one-year periods. If any Facility LCs remain outstanding five (5) days prior to the Facility Termination Date, the Borrower shall comply with Sections 2.21.11 and 8.1 (whether or not any Default exists at such time) with respect to such Facility LCs and the Facility LC Collateral Account.

         (ii) Transitional Provision. Schedule 2.21 contains a schedule of certain letters of credit issued by JPMCB for the account of the Borrower prior to the Closing Date. Subject to the satisfaction of the conditions contained in Sections 4.1 and 4.2, from and after the Closing Date such letters of credit shall be deemed to be Facility LCs issued pursuant to this Section 2.21.

         2.21.2. Participations. On the date of this Agreement, with respect to the Facility LCs identified on Schedule 2.21, and upon the issuance or Modification by the applicable LC Issuer of a Facility LC in accordance with this Section 2.21, such LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from such LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share.

         2.21.3. Notice. Subject to Section 2.21.1, the Borrower shall give the applicable LC Issuer notice prior to 10:00 a.m. (Chicago time) at least three (3) Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the applicable LC Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Lender, of the contents thereof and of the amount of such Lender's participation in such proposed Facility LC. The issuance or Modification by any LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article IV (the satisfaction of which such LC Issuer shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be satisfactory to such LC Issuer and that the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the applicable LC Issuer shall have reasonably requested (each, a

"Facility LC Application"). In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

         2.21.4. LC Fees. The Borrower shall pay to the Administrative Agent, for the account of the Lenders ratably in accordance with their respective Pro Rata Shares, (i) with respect to each standby Facility LC, a letter of credit fee at a per annum rate equal to the Applicable Margin for Eurodollar Loans in effect from time to time on the average daily undrawn stated amount under such standby Facility LC, such fees to be payable in arrears on each Payment Date, and (ii) with respect to each commercial Facility LC, a one-time letter of credit fee in an amount equal to the product of (A) 50% of the Applicable Margin for Eurodollar Loans in effect from time to time times (B) the initial stated amount (or, with respect to a Modification of any such commercial Facility LC which increases the stated amount thereof, such increase in the stated amount) thereof, such fee to be payable on the date of such issuance or increase (each such fee described in this sentence being an "LC Fee"). The Borrower shall also pay to each LC Issuer for its own account (x) at the time of such LC Issuer's issuance of each standby Facility LC, a fronting fee equal to 0.125% of the initial stated amount (or, with respect to a Modification of any such standby Facility LC which increases the stated amount thereof, such increase in the stated amount) of such Facility LC issued by such LC Issuer, and (y) documentary and processing charges in connection with the issuance or Modification of and draws under Facility LCs in accordance with the applicable LC Issuer's standard schedule for such charges as in effect from time to time.

         2.21.5. Administration; Reimbursement by Lenders. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the applicable LC Issuer shall notify the Administrative Agent and the Administrative Agent shall promptly notify the Borrower and each other Lender as to the amount to be paid by such LC Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of each LC Issuer to the Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC issued by such LC Issuer in connection with such presentment shall be in conformity in all material respects with such Facility LC. Each LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs issued by such LC Issuer as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the applicable LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Unmatured Default or Default or any condition precedent whatsoever, to reimburse such LC Issuer on demand for (i) such Lender's Pro Rata Share of the amount of each payment made by such LC Issuer under each Facility LC issued by such LC Issuer to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.21.6 below, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of the applicable LC Issuer's demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Chicago time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Floating Rate Advances.

         2.21.6. Reimbursement by Borrower. The Borrower shall be irrevocably and unconditionally obligated to reimburse each LC Issuer on or before the applicable LC Payment Date for any amounts to be paid by such LC Issuer upon any drawing under any Facility LC issued by such LC Issuer, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the applicable LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the applicable LC Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All such amounts paid by any LC Issuer and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Floating Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) the sum of 2% plus the rate applicable to Floating Rate Advances for such day if such day falls after such LC Payment Date. Each LC Issuer will pay to each Lender ratably in accordance with its Pro Rata Share all amounts received by it from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by such LC Issuer, but only to the extent such Lender has made payment to such LC Issuer in respect of such Facility LC pursuant to
Section 2.21.5. Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with
Section 2.9 and the satisfaction of the applicable conditions precedent set forth in Article IV), the Borrower may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

         2.21.7.   Obligations  Absolute.  The Borrower's obligations under this
Section 2.21 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any LC Issuer, any Lender or any beneficiary of a Facility LC. The Borrower further agrees with the LC Issuers and the Lenders that the LC Issuers and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to which any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. No LC Issuer shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Borrower agrees that any action taken or omitted by any LC Issuer or any Lender under or in connection with any Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put any LC Issuer or any Lender under any liability to the Borrower. Nothing in this Section 2.21.7 is intended to limit the right of the Borrower to make a claim against any LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.21.6.

         2.21.8. Actions of LC Issuers. Each LC Issuer shall be entitled to rely, and shall be fully justified in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such LC Issuer. Each LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.21, each LC Issuer shall in all cases be fully justified in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

         2.21.9. Indemnification. The Borrower hereby agrees to indemnify and hold harmless each Lender, each LC Issuer and the Administrative Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Person may incur (or which may be claimed against such Person by any other Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which any LC Issuer may incur by reason of or in connection with (i) the failure of any Lender to fulfill or comply with its obligations to such LC Issuer hereunder (but nothing herein contained shall affect any rights the Borrower may have against any defaulting Lender) or (ii) by reason of or on account of such LC Issuer issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to such LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Borrower shall not be required to indemnify any such Person for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the applicable LC Issuer in determining whether a request presented under any Facility LC issued by such LC Issuer complied with the terms of such Facility LC or (y) any LC Issuer's failure to pay under any Facility LC issued by such LC Issuer after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.21.9 is intended to limit the obligations of the Borrower under any other provision of this Agreement.

         2.21.10. Lenders' Indemnification. Each Lender shall, ratably in accordance with its Pro Rata Share, indemnify each LC Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability
(except such as result from such indemnitees' gross negligence or willful misconduct or the applicable LC Issuer's failure to pay under any Facility LC issued by such LC Issuer after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.21 or any action taken or omitted by such indemnitees hereunder.

         2.21.11. Facility LC Collateral Account. The Borrower agrees that it will, as required by Section 8.1 and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to the LC Issuers or the Lenders in respect of any Facility LC, maintain a special collateral account pursuant to arrangements satisfactory to the Administrative Agent (the "Facility LC Collateral Account") at the Administrative Agent's office at the address specified pursuant to Article XIII, in the name of such Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders and in which such Borrower shall have no interest other than as set forth in Section 8.1. The Borrower hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders and the LC Issuers, a security interest in all of the Borrower's right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. The Administrative Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of JPMCB having a maturity not exceeding 30 days. Nothing in this Section 2.21.11 shall either obligate the Administrative Agent to require the Borrower to deposit any funds in the Facility LC Collateral Account or limit the right of the Administrative Agent to release any funds held in the Facility LC Collateral Account in each case other than as required by
Section 8.1.

         2.21.12. Rights as a Lender. In its capacity as a Lender, each LC Issuer shall have the same rights and obligations as any other Lender.

                                  ARTICLE III

                             YIELD PROTECTION; TAXES

         3.1. Yield Protection. If, on or after the date of this Agreement, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in any such law, rule, regulation, policy, guideline or directive or in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation or any LC Issuer with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

         (i) subjects any Lender or any applicable Lending Installation or any LC Issuer to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender or any LC Issuer in respect of its Eurodollar Loans, Facility LCs or participations therein, or

         (ii)      imposes  or  increases  or  deems   applicable  any  reserve,
                   assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation or any LC Issuer (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

         (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation or any LC Issuer of making, funding or maintaining its Eurodollar Loans or Commitment or of issuing or participating in Facility LCs, or reduces any amount receivable by any Lender or any applicable Lending Installation or any LC Issuer in connection with its Eurodollar Loans or Commitment, Facility LCs or participations therein, or requires any Lender or any applicable Lending Installation or any LC Issuer to make any payment calculated by reference to the amount of Eurodollar Loans or Commitment, Facility LCs or participations therein held or interest or LC Fees received by it, by an amount deemed material by such Lender or such LC Issuer as the case may be, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation or such LC Issuer, as the case may be, of making or maintaining its Eurodollar Loans or Commitment or of issuing or participating in Facility LCs or to reduce the return received by such Lender or applicable Lending Installation or such LC Issuer, as the case may be, in connection with such Eurodollar Loans or Commitment, Facility LCs or participations therein, then, within fifteen (15) days of demand by such Lender or such LC issuer, the Borrower shall pay such Lender or such LC Issuer such additional amount or amounts as will compensate such Lender or such LC Issuer, as the case may be, for such increased cost or reduction in amount received.

         3.2. Changes in Capital Adequacy Regulations. If a Lender or any LC Issuer determines the amount of capital required or expected to be maintained by such Lender, such LC Issuer, any Lending Installation of such Lender or such LC Issuer, or any corporation controlling such Lender or such LC Issuer, is increased as a result of a Change, then, within fifteen (15) days of demand by such Lender or such LC Issuer, the Borrower shall pay such Lender or such LC Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender or such LC Issuer determines is attributable to this Agreement, its Outstanding Credit Exposure or its Commitment to make Loans and issue or participate in Facility LCs, as the case may be, hereunder (after taking into account such Lender's or such LC Issuer's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of, change in, or change in the interpretation or administration of any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any LC Issuer or any Lending
Installation or any corporation controlling any Lender or any LC Issuer. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

         3.3. Availability of Types of Advances. If (x) any Lender determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, or (y) the Required Lenders determine that (i) deposits of a type, currency and maturity appropriate to match fund Eurodollar Advances are not available or (ii) the interest rate applicable to Eurodollar Advances does not accurately reflect the cost of making or maintaining Eurodollar Advances, then the Administrative Agent shall suspend the availability of Eurodollar Advances and require any affected Eurodollar Advances to be repaid or converted to Floating Rate Advances, subject to the payment of any funding indemnification amounts required by Section 3.4.

         3.4. Funding Indemnification. If any payment of a Eurodollar Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, or a Eurodollar Advance is not prepaid, converted or continued on the date specified by the Borrower for any reason, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Advance.

         3.5.      Taxes.

         (i) All payments by the Borrower to or for the account of any Lender, LC Issuer or Agent hereunder or under any Note or Facility LC Application shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, LC Issuer or Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender, LC Issuer or Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within thirty (30) days after such payment is made.

         (ii) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or Facility LC Application or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Facility LC Application ("Other Taxes").

         (iii) The Borrower hereby agrees to indemnify the Agents, the LC Issuers and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Agents, the LC Issuers or such Lender as a result of its Commitment, any Loans made by it hereunder, or otherwise in connection with its participation in this Agreement and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within thirty (30) days of the date the Agents, the LC Issuers or such Lender makes demand therefor pursuant to Section 3.6.

         (iv) Each Lender that is not organized under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, not more than ten (10) Business Days after the date on which it becomes a party to this Agreement, (i) deliver to the Administrative Agent two
(2) duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

         (v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

         (vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

         (vii) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including reasonable attorneys' fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent); provided that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final, non-appealable judgment in a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Administrative Agent. The obligations of the Lenders under this Section 3.5(vii) shall survive the payment of the Obligations and termination of this Agreement.

         3.6. Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Eurodollar Advances under Section 3.3, so long as such designation is not, in the good faith judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type, currency and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under
Section 3.1, 3.2, 3.4 or 3.5 shall survive payment of the Obligations and termination of this Agreement. If any Lender fails to notify the Borrower of any event or circumstance that will entitle such Lender to compensation pursuant to Sections 3.1, 3.2 or 3.5 within 90 days after such Lender obtains knowledge of such event or circumstance, then such Lender shall not be entitled to receive such compensation from the Borrower for any amount arising prior to the date that is 90 days before the date on which such Lender notifies the Borrower of such event or circumstance.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         4.1. Initial Credit Extension. The Lenders shall not be required to make the initial Credit Extension hereunder unless (a) the representations and warranties contained in Article V are true and correct as of such date and
(b) the  Borrower has furnished to  the Agents with  sufficient  copies for  the
Lenders:

         (i) Copies of the articles or certificates of incorporation (or similar constitutive documents) of the Borrower and each Guarantor (each a "Loan Party"), together with all amendments thereto, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of organization.

         (ii) Copies, certified by the Secretary or Assistant Secretary of each Loan Party, of such Loan Party's by-laws (or similar constitutive documents) and of its Board of Directors' resolutions and of resolutions or actions of any other body authorizing the execution of the Loan Documents to which it is a party.

         (iii) An incumbency certificate, executed by the Secretary or Assistant Secretary of each Loan Party, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of the Borrower, to request Credit Extensions hereunder, upon which certificate the Agents, the LC Issuers and the Lenders shall be entitled to rely until informed of any change in writing by the applicable Loan Party.

         (iv) An opening compliance certificate in substantially the form of Exhibit B, signed by the chief financial officer, chief accounting officer or treasurer of the Borrower, showing the calculations necessary to determine compliance with this Agreement as of the Borrower's fiscal quarter ended September 26, 2004 and stating that on the initial Credit Extension Date no Default or Unmatured Default has occurred and is continuing.

         (v) (A) A written opinion of the Borrower's and each Guarantor's counsel and (B) a written opinion of the Administrative Agent's counsel with respect to the enforceability of this Agreement, the Notes and the Guaranty, in each case in form and substance satisfactory to the Agents and addressed to the Lenders in substantially the form of Exhibit A-1 and Exhibit A-2 respectively.

         (vi) Any Notes requested by a Lender pursuant to Section 2.14 payable to the order of each such requesting Lender.

         (vii) If the initial Credit Extension shall be the issuance of a Facility LC, a properly completed Facility LC Application.

         (viii) Written money transfer instructions, in substantially the form of Exhibit D, addressed to the Administrative Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

         (ix) Evidence satisfactory to the Agents that the Existing Credit Agreement shall have been or shall simultaneously on the Closing Date be terminated (except for those provisions that expressly survive the termination thereof) and all loans outstanding and other amounts owed to the lenders or agents thereunder shall have been or shall simultaneously with the initial Advance hereunder be paid in full.

         (x) Such other documents as any Lender or its counsel may have reasonably requested, including, without limitation, each document identified on the List of Closing Documents attached hereto as Exhibit F.

         4.2. Each Credit Extension. The Lenders shall not (except as otherwise set forth in Section 2.2.4 with respect to Revolving Loans for the purpose of repaying Swing Line Loans) be required to make any Credit Extension unless on the applicable Credit Extension Date:

         (i)       There exists no Default or Unmatured Default.

         (ii) The representations and warranties contained in Article V are true and correct as of such Credit Extension Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

         (iii) All legal matters incident to the making of such Credit Extension shall be satisfactory to the Lenders and their counsel.

         Each Borrowing Notice or request for issuance of a Facility LC, or Swing Line Borrowing Notice, as the case may be, with respect to each Credit Extension shall constitute a representation and warranty by the Borrower that the conditions contained in Section 4.2(i) and (ii) have been satisfied.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants as follows to each Lender and the Agents as of the Closing Date, on the date of the initial Credit Extension hereunder (if different from the Closing Date) and thereafter on each date as required by Section 4.2:

         5.1. Existence and Standing. The Borrower and each of its Subsidiaries (other than Rio Bravo Restaurant, Inc. which is to be dissolved within 180 days after the Closing Date) is a corporation, partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except to the extent that the failure to have such authority could not reasonably be expected to have a Material Adverse Effect.

         5.2. Authorization and Validity. The Borrower and each of its Subsidiaries (to the extent applicable) has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by the Borrower and any such Subsidiary of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents to which such entity is a party constitute legal, valid and binding obligations of such entity enforceable against such entity in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         5.3. No Conflict; Government Consent. Neither the execution and delivery by the Borrower or any of its Subsidiaries of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating agreement or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with, or constitute a default under, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of, any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the Credit Extensions under this Agreement, the payment and performance by the Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.

         5.4. Financial Statements. The December 28, 2003 and September 26, 2004 consolidated financial statements of the Borrower and its Subsidiaries heretofore delivered to the Arranger and the Lenders were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Subsidiaries at such dates and the consolidated results of their operations and cash flows for the fiscal year and nine-month period, respectively, then ended, subject, in the case of the September 26, 2004 financial statements, to normal year-end adjustments and the absence of notes.

         5.5. Material Adverse Change. Since December 28, 2003 there has been no change in the business, Property, condition (financial or otherwise), operations, performance or prospects of the Borrower, or the Borrower and its Subsidiaries taken as a whole, which could reasonably be expected to have a Material Adverse Effect.

         5.6. Taxes. The Borrower and its Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles. Each of the Borrower's and its Subsidiaries' federal income tax years through December 26, 1999 have closed and neither the Borrower nor any of its Subsidiaries has executed, or has been requested to execute, extensions of statutes of limitation on assessment for any completed fiscal year of the Borrower or any of its Subsidiaries. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are reasonably adequate.

         5.7. Litigation and Contingent Obligations. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their Authorized Officers or general counsel, threatened against or affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Credit Extensions. Other than any liability incident to any litigation, arbitration or proceeding which could not reasonably be expected to have a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries has any contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

         5.8. Subsidiaries. Schedule 5.8 (as supplemented from time to time by the Borrower promptly after the formation, acquisition or dissolution of any Subsidiary as permitted under this Agreement) contains an accurate list of all Subsidiaries of the Borrower as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

         5.9. Accuracy of Information. No information, schedule, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Arranger, any Agent or Lender (including, without limitation, the Confidential Information Memorandum dated October 2004) in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at such time.

         5.10. Regulation U. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate of buying or carrying margin stock (within the meaning of Regulations U or X); and after applying the proceeds of each Advance, margin stock (as defined in Regulation U) constitutes less than twenty-five percent (25%) of the value of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale or pledge, or any other restriction hereunder.

         5.11. Material Agreements. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing Indebtedness.

         5.12. Compliance With Laws. The Borrower and its Subsidiaries have complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property.

         5.13. Ownership of Properties. On the date of this Agreement, the Borrower and its Subsidiaries will have good title, free of all Liens other than those permitted by Section 6.16, to all of the Property and assets reflected in the Borrower's most recent consolidated financial statements provided to the Arranger and the Lenders as owned by the Borrower and its Subsidiaries, other than Property and assets sold or otherwise disposed of in the ordinary course of business.

         5.14. ERISA; Foreign Pension Matters. The sum of (a) the Unfunded Liabilities of all Plans and (b) the present value of the aggregate unfunded liabilities to provide the accrued benefits under all Foreign Pension Plans do not in the aggregate exceed an amount equal to the sum of (i) five percent (5%) of the value (as of any date of determination) of all Plan assets allocable to Plan benefits guaranteed by ERISA and (ii) five percent (5%) of the fair market value of the assets held in trust or other funding vehicles for accrued benefits under all Foreign Pension Plans. Each Plan and each Foreign Pension Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other member of the Controlled Group has withdrawn from any Multiemployer Plan or initiated steps to do so, and no steps have been taken to terminate any Plan.

         5.15. Plan Assets; Prohibited Transactions. The Borrower is not an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. ss. 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Loans hereunder gives rise to a prohibited transaction within the meaning of
Section 406 of ERISA or Section 4975 of the Code.

         5.16.     Environmental Matters.

         (a) In the ordinary course of its business, the Authorized Officers and general counsel of the Borrower consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower and its Subsidiaries due to Environmental Laws. On the basis of this consideration, the Borrower has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 5.16, neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

         (b) The Borrower and each of its Subsidiaries have obtained all necessary governmental permits, licenses and approvals which are material to the operations conducted on their respective properties, including without limitation, all required permits, licenses and approvals for (i) the emission of air pollutants or contaminates, (ii) the treatment or pretreatment and discharge of waste water or storm water, (iii) the treatment, storage, disposal or generation of hazardous wastes, (iv) the withdrawal and usage of ground water or surface water, and (v) the disposal of solid wastes, except where a failure to obtain such permits, licenses and approvals would not result in a Material Adverse Effect.

         5.17. Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         5.18. Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.19. Insurance. The Property of the Borrower and its Subsidiaries is insured with reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are commercially reasonable.

                                   ARTICLE VI

                                    COVENANTS

         During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

         6.1. Financial Reporting. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the
Lenders:

         (i) Within ninety (90) days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated basis for itself and its Subsidiaries, including a balance sheet as of the end of such period, related statements of income, shareholders' equity and cash flows, accompanied by a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

         (ii) Within forty-five (45) days after the close of the first three (3) quarterly periods of each of its fiscal years, for itself and its Subsidiaries, a consolidated unaudited balance sheet as at the close of each such period and consolidated statements of income, shareholders' equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer, chief accounting officer or treasurer.

         (iii)     Together  with  the  financial   statements   required  under
                   Sections 6.1(i) and (ii), a compliance certificate in substantially the form of Exhibit B signed by its chief financial officer, chief accounting officer or treasurer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

         (iv) As soon as available, but in any event within sixty (60) days after the beginning of each fiscal year of the Borrower, a copy of the projected consolidated and consolidating balance sheet, income statement and cash flow statement of the Borrower for such fiscal year.

         (v) As soon as practicable after receipt thereof by the Borrower but in any event within 270 days after the close of each plan year for each Plan, a statement of any Unfunded Liabilities of such Plan, certified as correct by an actuary enrolled under ERISA.

         (vi) As soon as possible and in any event within ten (10) days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, or any material unfunded liability has arisen with respect to any Foreign Pension Plan, a statement, signed by the chief financial officer or treasurer of the Borrower, describing said Reportable Event or material unfunded liability and the action which the Borrower proposes to take with respect thereto.

         (vii) As soon as possible and in any event within ten (10) days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         (viii) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

         (ix) Promptly upon the filing thereof, copies of all registration statements or other regular reports not otherwise provided pursuant to this Section 6.1 which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

         (x) Such other information (including non-financial information) as any Agent or Lender may from time to time reasonably request.

         6.2. Use of Proceeds. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Credit Extensions for general corporate purposes, including for working capital, refinancing the Indebtedness under the Existing Credit Agreement, dividends, stock repurchases and Permitted

Acquisitions. The Borrower shall use the proceeds of Credit Extensions in compliance with all applicable legal and regulatory requirements and any such use shall not result in a violation of any such requirements, including, without limitation, Regulations T, U and X, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations promulgated thereunder.

         6.3. Notice of Default. The Borrower will, and will cause each Subsidiary to, give prompt notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

         6.4. Conduct of Business. The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and only in lines of business similar or related to lines of business conducted by the Borrower or its Subsidiaries as of the Closing Date, and, except as otherwise permitted by Section 6.13, do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted; provided that any Subsidiary may liquidate or dissolve if (i) the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and (ii) such liquidation or dissolution is not materially disadvantageous to the Lenders. 6.5. Taxes. The Borrower will, and will cause each Subsidiary to, file on a timely basis complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles.

         6.6. Insurance. The Borrower will, and will cause each Subsidiary to, maintain with reputable insurance companies insurance on their Property in such amounts and covering such risks as is commercially reasonable, and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

         6.7. Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws.

         6.8. Maintenance of Properties. The Borrower will, and will cause each Subsidiary to, do all things necessary in its commercially reasonable judgement to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

         6.9. Inspection; Keeping of Books and Records. The Borrower will, and will cause each Subsidiary to, permit the Agents and the Lenders, by their respective representatives and agents, to inspect any of the Property, books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Administrative Agent or any Lender may designate. The Borrower shall keep and maintain, and cause each of its Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities. If a Default has occurred and is continuing, the Borrower, upon the Administrative Agent's request, shall turn over copies of any such records to the Administrative Agent or its representatives.

         6.10. Addition of Guarantors. As promptly as possible but in any event within ninety (90) days (or such later date as is agreed to by the Administrative Agent) after any Domestic Subsidiary becomes a Subsidiary of the Borrower, the Borrower shall cause each such Domestic Subsidiary to deliver to the Administrative Agent a duly executed supplement to the Guaranty pursuant to which such Subsidiary agrees to be bound by the terms and provisions of the Guaranty.

         6.11. Dividends and Distributions. The Borrower will not, nor will it permit any of its Subsidiaries to, declare or pay any dividends on its capital stock (other than dividends payable in its own capital stock), make any distributions to any of its equity owners, redeem, repurchase or otherwise acquire or retire any of its capital stock or other equity interests at any time outstanding, except that (i) any Subsidiary may, at any time, declare and pay dividends or make distributions to the Borrower or to a Wholly-Owned Subsidiary of the Borrower and (ii) the Borrower may declare and pay dividends on its capital stock and may repurchase its capital stock, provided, in each case, that no Default or Unmatured Default shall exist before or after giving effect to such dividends or repurchase or be created as a result thereof.

         6.12.     Intentionally Omitted.

         6.13. Merger. The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, except that, if after giving effect to any such merger or consolidation no Default or Unmatured Default would exist, a Subsidiary may merge or consolidate (i) into the Borrower or a Wholly-Owned Subsidiary such that the Borrower or such Wholly-Owned Subsidiary is the surviving entity, provided that in any merger or consolidation involving a Domestic Subsidiary and a Foreign Subsidiary, the Domestic Subsidiary shall be the surviving entity, or (ii) in connection with a Permitted Acquisition.

         6.14. Sale of Assets. The Borrower will not, nor will it permit any Subsidiary to, lease, sell, transfer or otherwise dispose of its Property to any other Person, except:

         (i) Sales of inventory and obsolete or excess assets in the ordinary course of business.

         (ii) Sales, leases and transfers of Property (a) from the Borrower to any Guarantor, and (b) from any Subsidiary of the Borrower to the Borrower or any Guarantor.

         (iii) Other sales, assignments, transfers, leases, conveyances or other dispositions of its Property, provided that (a) such disposition is for consideration consisting of cash or a combination of cash and notes, the principal amount of which notes shall not exceed the greater of $25,000,000 and 25% of the total consideration, (b) such disposition is for not less than fair market value (as determined in good faith by the Borrower's board of directors if the total consideration for such disposition is equal to or greater than $20,000,000),
                   (c) after giving effect to such disposition, no Default or Unmatured Default shall exist, and (d) such Property, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of (other than inventory and obsolete or excess assets in the ordinary course of business) calculated at book value (i) during the immediately preceding twelve-month period, represents the disposition of not greater than 10% of the Borrower's Consolidated Total Assets at the end of the fiscal year immediately preceding that in which such transaction is proposed to be entered into, and (ii) during the period from the Closing Date to the date of such proposed transaction, represents the disposition of not greater than 30% of the Borrower's Consolidated Total Assets at the end of the fiscal year immediately preceding that in which such transaction is proposed to be entered into.

         6.15. Investments and Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including, without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Acquisition, except:

         (i)       Cash Equivalent Investments.

         (ii) Existing Investments in Subsidiaries and other Investments in existence on the date hereof and described in Schedule 6.15.

         (iii)     Investments   by  any  Subsidiary  in  the  Borrower  or  any
                   Guarantor, and Investments by any Subsidiary that is not a Guarantor in any other Subsidiary that is not a Guarantor.

         (iv) Investments of insurance premium revenues by Neighborhood Insurance, Inc.

         (v) Investments resulting from the transfers permitted by Section 6.14(iii).

         (vi) Investments resulting from Financial Contracts entered into in the ordinary course of business and which do not violate the terms of Section 6.18.

         (vii) Acquisitions meeting the following requirements or otherwise approved by the Required Lenders (each such Acquisition constituting a "Permitted Acquisition"):

                   (a) as of the date of the consummation of such Acquisition, no Default or Unmatured Default shall have occurred and be continuing or would result from such Acquisition, and the representation and warranty contained in Section 5.10 shall be true both before and after giving effect to such Acquisition;

                   (b) such Acquisition is consummated on a non-hostile basis pursuant to a negotiated acquisition agreement approved by the board of directors or other applicable governing body of the seller or entity to be acquired, and no material challenge to such Acquisition (excluding the exercise of appraisal rights) shall be pending or threatened by any shareholder or director of the seller or entity to be acquired;

                   (c) the business to be acquired in such Acquisition is similar or related to one or more of the lines of business in which the Borrower and its Subsidiaries are engaged on the Closing Date;

                   (d) as of the date of the consummation of such Acquisition, all material approvals required in connection therewith shall have been obtained;

                   (e) during any fiscal year, the aggregate Purchase Price paid
                   in   connection   with   Acquisitions    shall   not   exceed
                   $200,000,000; and

                   (f) in the case of any Permitted Acquisition having a Purchase Price (including the value of treasury stock of the Borrower repurchased prior to the Closing Date) greater than $50,000,000, not less than ten (10) days prior to the consummation of such Permitted Acquisition, the Borrower shall have delivered to the Administrative Agent, a pro forma compliance certificate in the form of Exhibit B hereto, which shall reflect that, on a pro forma basis, the Borrower would have been in compliance with the financial covenants set forth in Section 6.21 for the four fiscal quarter period reflected in the compliance certificate most recently delivered to the Administrative Agent pursuant to Section 6.1(iii) prior to the consummation of such Permitted Acquisition (giving effect to such Permitted Acquisition and all Credit Extensions funded in connection therewith as if made on the first day of such period).

         (viii) Investments, either in the form of loans to franchisees or reimbursement obligations from franchisees, arising from obligations under (a) the Master Agreement and Limited Guaranty dated as of June 1, 2004, executed by the Borrower in favor of Citicorp Leasing, Inc. or (b) other similar programs, to the extent the aggregate amount of all such investments does not exceed $25,000,000 at any time outstanding.

         (ix) Investments by the Borrower or any Guarantor in any Subsidiary that is not a Guarantor, Investments in joint ventures, Investments in franchisees of the Borrower or any Subsidiary and other Investments in any other Persons, loans or advances made by the Borrower or any of its Subsidiaries to employees and officers of the Borrower or of any of the Borrower's Subsidiaries or to any other Persons, provided that all of the foregoing shall not exceed the amount of $25,000,000 in the aggregate at any one time outstanding.

         6.16. Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

         (i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books.

         (ii) Liens imposed by law (and exactly similar Liens imposed by contract in the same jurisdiction where any such Lien is imposed by law), such as carriers', warehousemen's, landlords' and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than sixty (60) days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books.

         (iii) Liens arising out of pledges or deposits under workers' compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

         (iv) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries.

         (v) Liens arising out of deposits to secure the performance of bids, trade contracts (other than for borrowed money), surety and appeal bonds, performance bonds and other similar obligations incurred in the ordinary course of business.

         (vi)      Liens  existing on the date hereof and  described on Schedule
                   6.16 and renewals and continuations of such Liens so long as the Liens so renewed or continued are limited to the Property which was subject to the Lien so renewed or continued and do not exceed the principal amount of obligations so secured at the time of such renewal or extension.

         (vii) Liens, if any, securing the Loans and other Obligations hereunder.

         (viii) Other Liens not reflected in clauses (i)-(vii) above securing Indebtedness or other obligations in the aggregate at any time not in excess of an amount, at any time the same is to be determined, equal to twenty percent (20%) of Consolidated Net Worth as determined at the end of the then most recently completed fiscal quarter of the Borrower.

         6.17. Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (i) transactions with the Borrower or any Guarantor, (ii) transactions in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arm's-length transaction or (iii) transactions disclosed in the Borrower's Form 10K for fiscal year 2003 and the proxy statement filed with the Securities and Exchange Commission for the annual meeting of the Borrower's shareholders held on May 13, 2004.

         6.18. Financial Contracts. The Borrower shall not, and shall not permit any of its consolidated Subsidiaries to, enter into any Financial Contract, other than Financial Contracts pursuant to which the Borrower or such Subsidiary hedges its actual or anticipated interest rate, foreign currency or commodity exposure existing or anticipated at the time thereof.

         6.19. ERISA. Except to the extent that such act or failure to act would not result singly, or in the aggregate, after taking into account all other such acts or failures to act, in a liability which might be reasonably expected materially to adversely affect the ability of the Borrower and the members of the Controlled Group, taken as a whole, to carry on business substantially as now being or heretofore conducted, or to materially adversely affect the financial condition of the Borrower and the members of the Controlled Group taken as a whole, the Borrower shall not (i) engage, or permit any Controlled Group member to engage, in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the United States Department of Labor; (ii) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Code); (iii) fail, or permit any member of the Controlled Group to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency of any Plan; (iv) terminate, or permit any member of the Controlled Group to terminate, any Plan which would result in any liability of the Borrower or any member of the Controlled Group under Title IV of ERISA;
(v) fail, or permit any member of the Controlled Group to fail, to make any contribution or payment to any Multiemployer Plan which the Borrower or any member of the Controlled Group may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; (vi) fail, or permit any member of the Controlled Group to fail, to pay any required installment or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment; or (vii) amend, or permit any member of the Controlled Group to amend, a Plan resulting in an increase in current liability for the plan year such that the Borrower or any member of the Controlled Group is required to provide security to such Plan under Section 401(a)(29) of the Code.

         6.20. Environmental Compliance. The Borrower will not become, or permit any Subsidiary to become, subject to any liabilities or costs which might be reasonably expected materially to adversely affect the ability of the Borrower and its Subsidiaries, taken as a whole, to carry on business substantially as now being or heretofore conducted, or to materially adversely affect the financial condition of the Borrower and its Subsidiaries taken as a whole, arising out of or related to (i) the release or threatened release at any location of any contaminant into the environment, or any remedial action in response thereto or (ii) any violation of any environmental, health or safety requirements of law (including, without limitation, any Environmental Laws).
6.21. Financial Covenants.

         6.21.1. Maximum Leverage Ratio. As of the last day of each fiscal quarter, the Borrower shall not permit the ratio (the "Leverage Ratio") of (i) Consolidated Funded Indebtedness to (ii) EBITDA of the Borrower and its Subsidiaries, as at the end of and for the period of four consecutive fiscal quarters ending on such day, to be greater than (i) 2.00 to 1.00.

         6.21.2. Minimum Fixed Charge Coverage Ratio. As of the last day of each fiscal quarter, the Borrower shall not permit the ratio of (i) EBITR to
(ii) the sum of (a) Consolidated Interest Expense plus (b) Consolidated Rentals, in each case for the period of four consecutive fiscal quarters ending on such day, to be less than 4.00 to 1.00.

         6.21.3. Maximum Ratio of Indebtedness to Total Capitalization. The Borrower shall not permit the ratio of (i) Consolidated Indebtedness to (ii) Consolidated Total Capitalization at any time to be greater than 0.50 to 1.00.

                                   ARTICLE VII

                                    DEFAULTS

         The occurrence of any one or more of the following events shall constitute a Default:

         7.1. Breach of Representations or Warranties. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders, any LC Issuer or the Agents under or in connection with this Agreement, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be false in any material respect on the date as of which made.

         7.2. Failure to Make Payments When Due. Nonpayment of (i) principal of any Loan when due, (ii) any Reimbursement Obligation within one (1) Business Day after the same becomes due, or (iii) interest upon any Loan or Reimbursement Obligation or any Commitment Fee, LC Fee or other Obligations under any of the Loan Documents within five (5) Business Days after such interest, fee or other Obligation becomes due.

         7.3. Breach of Covenants. (i) The breach by the Borrower of any of the terms or provisions of Section 6.3 or Sections 6.10 through 6.21; or (ii) the breach by the Borrower of any of the other terms or provisions of Article VI which is not remedied within five (5) Business Days after the occurrence thereof.

         7.4. Other Breaches. The breach by the Borrower (other than a breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement or any other Loan Document which is not remedied within thirty (30) days after the occurrence thereof.

         7.5.      Default as to Other Indebtedness.

         (i) Failure of the Borrower or any of its Subsidiaries to pay when due any Material Indebtedness; or

         (ii) Any Material Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or

         (iii) The Borrower or any of its Subsidiaries shall fail to pay, or shall admit in writing its inability to pay, its debts generally as they become due; or

         (iv) The default by the Borrower or any of its Subsidiaries in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any Material Indebtedness Agreement, or any other event shall occur or condition exist, the effect of which default, event or condition is to cause, or to permit the holder(s) of such Material Indebtedness or the lender(s) under any Material Indebtedness Agreement to cause such Material Indebtedness to become due prior to its stated maturity or any commitment to lend under any Material Indebtedness Agreement to be terminated prior to its stated expiration date.

         7.6. Voluntary Bankruptcy; Appointment of Receiver; Etc. The Borrower or any of its Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6, or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7.

         7.7. Involuntary Bankruptcy; Appointment of Receiver; Etc. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of thirty (30) consecutive days.

         7.8. Custody or Control of Property. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of the Borrower and its Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such action occurs, constitutes a Substantial Portion.

         7.9. Judgments. The Borrower or any of its Subsidiaries shall fail within thirty (30) days to pay, bond or otherwise discharge one or more (i) judgments or orders for the payment of money (except to the extent covered by independent third-party insurance as to which the insurer has not disclaimed coverage) in excess of $20,000,000 (or the equivalent amount thereof in currencies other than U.S. dollars) in the aggregate, or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith.

         7.10. Unfunded Liabilities. The sum of (a) the Unfunded Liabilities of all Plans and (b) the present value of the aggregate unfunded liabilities to provide the accrued benefits under all Foreign Pension Plans exceeds in the aggregate an amount equal to the sum of (i) five percent (5%) of the value (as of any date of determination) of all Plan assets allocable to Plan benefits guaranteed by ERISA and (ii) five percent (5%) of the fair market value of the assets held in trust or other funding vehicles for accrued benefits under all Foreign Pension Plans, or any Reportable Event shall occur in connection with any Plan.

         7.11. Other ERISA Liabilities. The Borrower or any other member of the Controlled Group has incurred withdrawal liability or become obligated to make contributions to a Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group, could reasonably be expected to have a Material Adverse Effect.

         7.12.     Environmental  Matters.  The   Borrower   or   any   of   its
Subsidiaries shall (i) be the subject of any proceeding or investigation pertaining to the release by the Borrower, any of its Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, or
(ii) violate any Environmental Law, which, in the case of an event described in clause (i) or clause (ii), could reasonably be expected to have a Material Adverse Effect.

         7.13.     Change in Control. Any Change in Control shall occur.

         7.14. The Guaranty. The Guaranty shall for any reason fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of Guaranty, or any Guarantor shall deny that it has any further liability under the G uaranty or shall give notice to such effect.

         7.15. The Loan Documents. Any Loan Document shall for any reason fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Loan Document.

                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

         8.1. Acceleration. Facility LC Collateral Account.


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


         (i) If any Default described in Section 7.6 or 7.7 occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuers to issue Facility LCs shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent, any LC Issuer or any Lender, and the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Administrative Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of
(x) the amount of LC Obligations at such time plus the aggregate amount of all fees and expenses that may accrue or arise until all Facility LCs have expired or been terminated, less (y) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "Collateral Shortfall Amount"). If any other Default occurs, the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) may (a) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuers to issue Facility LCs, or declare the Obligations to be due and payable, or both, whereupon such obligations and power shall immediately terminate or be suspended and/or the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives, and (b) upon notice to the Borrower and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

         (ii) If at any time while any Default is continuing, the Administrative Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Administrative Agent may make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

         (iii) The Administrative Agent may at any time while any Default is continuing and funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Obligations and any other amounts as shall from time to time have become due and payable by the Borrower to the Lenders or the LC Issuers under the Loan Documents.

         (iv) At any time while any Default is continuing, neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Obligations have been indefeasibly paid in full and the Aggregate Commitment has been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Administrative Agent to the Borrower or paid to whomever may be legally entitled thereto at such time.

         (v) If, within thirty (30) days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans and the obligation and power of the LC Issuers to issue Facility LCs hereunder as a result of any Default (other than any Default as described in


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Section 7.6  or 7.7 with  respect to the  Borrower) and  before any  judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

         8.2. Amendments. Subject to the provisions of this Section 8.2, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or thereunder or waiving any Default hereunder or thereunder;
provided, however, that no such supplemental agreement shall, without the consent of each Lender affected thereby:

         (i) Extend the final maturity of any Loan to a date after the Facility Termination Date or forgive all or any portion of the principal amount thereof or any Reimbursement Obligation related thereto, or reduce the rate or extend the time of payment of interest or fees thereon or Reimbursement Obligations related thereto (other than a waiver of the application of the default rate of interest pursuant to
                   Section 2.12 hereof).

         (ii) Change the percentage specified in the definition of Required Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters or otherwise amend the definitions of "Required Lenders" or "Pro Rata Share".

         (iii) Extend the Facility Termination Date, or increase the amount or otherwise extend the term of the Commitment of any Lender hereunder or the commitment to issue Facility LCs.

         (iv) Permit the Borrower to assign its rights or obligations under this Agreement.

         (v) Other than pursuant to a transaction permitted by the terms of this Agreement, release any guarantor of the Obligations or all or substantially all of the collateral, if any, securing the Obligations.

         (vi)      Amend this Section 8.2.

         (vii)     Alter  the  manner  in  which   payments  or  prepayments  of
                   principal, interest or other amounts under the Loan Documents shall be applied as among the Lenders.

No amendment of any provision of this Agreement relating to any Agent shall be effective without the written consent of such Agent. No amendment of any provision of this Agreement relating to any LC Issuer shall be effective without the written consent of such LC Issuer. No amendment of any provision of this Agreement relating to the Swing Line Lender or any Swing Line Loans shall be effective without the written consent of the Swing Line Lender. The Administrative Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any other party to this Agreement.


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


         8.3. Preservation of Rights. No delay or omission of the Lenders, the LC Issuers or Agents to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or Unmatured Default or the inability of the Borrower to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by, or by the Administrative Agent with the consent of, the requisite number of Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agents, the LC Issuers and the Lenders until all of the Obligations have been paid in full.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1.      Survival   of   Representations.  All   representations   and
warranties of the Borrower contained in this Agreement shall survive the making of the Credit Extensions herein contemplated.

         9.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, neither any LC Issuer nor any Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3. Headings. Section headings in the Loan Documents are for convenience of reference only and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.4. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Agents, the LC Issuers and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agents, the LC Issuers and the Lenders relating to the subject matter thereof other than the fee letter described in Section 10.13.

         9.5. Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agents are authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the Arranger shall enjoy the benefits of the provisions of Sections 9.6, 9.10, 10.11, and 10.13 and each Person entitled to indemnification under Sections 2.21.9 and 9.6(ii) shall enjoy the benefits of such provisions, in each case to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.


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


         9.6.      Expenses; Indemnification.

         (i) The Borrower shall reimburse the Administrative Agent and the Arranger for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees, time charges and expenses of attorneys and paralegals for the Administrative Agent and Arranger, which attorneys and paralegals may (if outside counsel is not used) be employees of the Administrative Agent or the Arranger, and expenses of and fees for other advisors and professionals engaged by the Administrative Agent or the Arranger) paid or incurred by the Administrative Agent or the Arranger in connection with the investigation, preparation, negotiation, documentation, execution, delivery, syndication, distribution (including, without limitation, via the internet), review, amendment, modification, administration and collection of the Loan Documents. The Borrower also agrees to reimburse the Agents, the Arranger, the LC Issuers and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees, time charges and expenses of attorneys and paralegals for the Agents, the Arranger, the LC Issuers and the Lenders, which attorneys and paralegals (if outside counsel is not used) may be employees of the Agents, the Arranger, the LC Issuers or the Lenders) paid or incurred by the Agents, the Arranger, any LC Issuers or any Lender in connection with the collection and enforcement of the Loan Documents.

         (ii) The Borrower hereby further agrees to indemnify the Agents, the Arranger, the LC Issuers, each Lender, their respective affiliates, and each of their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable expenses of litigation or preparation therefor whether or not the Agents, the Arranger, the LC Issuers, any Lender or any affiliate of any of the foregoing is a party thereto, and all reasonable attorneys' and paralegals' fees, time charges and expenses of attorneys and paralegals of the party seeking indemnification, which attorneys and paralegals may (if outside counsel is not used) be employees of such party seeking indemnification) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder, except to the extent that they are determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this Section 9.6 shall survive the termination of this Agreement.

         9.7. Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders, to the extent that the Administrative Agent deems necessary.

         9.8. Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles. If any changes in generally accepted accounting principles are


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


hereafter required or permitted and are adopted by the Borrower or any of its Subsidiaries with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein ("Accounting Changes"), the parties hereto agree, at the Borrower's request, to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating the Borrower's and its Subsidiaries' financial condition shall be the same after such changes as if such changes had not been made; provided, however, until such provisions are amended in a manner reasonably satisfactory to the Administrative Agent and the Required Lenders, no Accounting Change shall be given effect in such calculations and all financial statements and reports required to be delivered hereunder shall be prepared in accordance with Agreement Accounting Principles without taking into account such Accounting Changes. In the event such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as of the date of such amendment.

         9.9. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.10. Nonliability of Lenders. The relationship between the Borrower on the one hand and the Lenders, the LC Issuers and the Agents on the other hand shall be solely that of borrower and lender. None of the Agents, the Arranger, the LC Issuers or any Lender shall have any fiduciary responsibilities to the Borrower. None of the Agents, the Arranger, the LC Issuers or any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower agrees that none of the Agents, the Arranger, the LC Issuers or any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final, non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. None of the Agents, the Arranger, the LC Issuers or any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect, consequential or punitive damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

         9.11. Confidentiality. Each Lender agrees to hold any confidential information which it may receive from the Borrower pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee or prospective Transferee, (iii) to regulatory officials, (iv) to any Person as requested pursuant to or as required by law, regulation, or legal process, (v) to any


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


Person in connection with any legal  proceeding to which such Lender is a party,
(vi) to such Lender's direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, and (vii) permitted by Section 12.4.

         9.12. Lenders Not Utilizing Plan Assets. Each of the Lenders and LC Issuers hereby represents to parties hereto that none of the consideration used by any of the Lenders, any LC Issuer or Designated Lenders to make its Credit Extensions constitutes for any purpose of ERISA or Section 4975 of the Code assets of any "plan" as defined in Section 3(3) of ERISA or Section 4975 of the Code and the rights and interests of each of the Lenders, LC Issuers and Designated Lenders in and under the Loan Documents shall not constitute such "plan assets" under ERISA.

         9.13. Nonreliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for herein.

         9.14. Disclosure. The Borrower and each Lender hereby acknowledge and agree that JPMCB and/or its respective Affiliates and certain of the other Lenders and/or their respective Affiliates from time to time may hold investments in, make other loans to or have other relationships with the Borrower and its Affiliates.

         9.15. Subordination of Intercompany Indebtedness. The Borrower agrees that any and all claims of the Borrower against any Guarantor with respect to any "Intercompany Indebtedness" (as hereinafter defined) shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all obligations of such Guarantor pursuant to the Guaranty. Notwithstanding any right of the Borrower to ask, demand, sue for, take or receive any payment from any Guarantor, all rights, liens and security interests of the Borrower, whether now or hereafter arising and howsoever existing, in any assets of any Guarantor (whether constituting part of any collateral given to any Agent or any Lender to secure payment of all or any part of the obligations of such Guarantor pursuant to the Guaranty or otherwise) shall be and are subordinated to the rights of the Agents, the LC Issuers and the Lenders in those assets. The Borrower shall not have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document among the Borrower and the Agents, the LC Issuers and the Lenders have been terminated. If all or any part of the assets of any Guarantor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of any Guarantor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any Guarantor is dissolved or if substantially all of the assets of any Guarantor are sold, then, and in any such event (such events being herein referred to as an "Insolvency Event"), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Guarantor to the Borrower ("Intercompany Indebtedness") shall be paid or delivered directly to the Administrative Agent for application on any of the Obligations, due or to become due, until such Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the Borrower upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Obligations (other than contingent indemnity obligations) and the termination of all financing arrangements pursuant to any Loan Document among the Borrower and the Agents, the LC Issuers and the Lenders, the Borrower shall receive and hold the same in trust, as trustee, for the benefit of the Agents, the LC


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


Issuers and the Lenders and shall forthwith deliver the same to the Administrative Agent, for the benefit of the Agents, the LC Issuers and the Lenders, in precisely the form received (except for the endorsement or assignment of the Borrower where necessary), for application to any of the Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Borrower as the property of the Agents, the LC Issuers and the Lenders. If the Borrower fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees is irrevocably authorized to make the same. The Borrower agrees that until the Obligations (other than the contingent indemnity obligations) have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document among the Borrower and the Agents, the LC Issuers and the Lenders have been terminated, the Borrower will not assign or transfer to any Person (other than the Administrative Agent) any claim the Borrower has or may have against any Guarantor.

         9.16. USA Patriot Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act") hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

                                    ARTICLE X

                                   THE AGENTS

         10.1. Appointment; Nature of Relationship. JPMCB is hereby appointed by each of the Lenders as the Administrative Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. Each of Fleet National Bank, SunTrust Bank, Citicorp Leasing, Inc. and The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch is hereby appointed by each of the Lenders as a Syndication Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes each Syndication Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. Each Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined term "Administrative Agent" or "Syndication Agent", it is expressly understood and agreed that no Agent shall have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that each Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In their capacities as the Lenders' contractual representative, the Agents (i) do not hereby assume any fiduciary duties to any of the Lenders,
(ii) are "representatives" of the Lenders within the meaning of the term "secured party" as defined in the Illinois Uniform Commercial Code and (iii) are acting as independent contractors, the rights and duties of which are limited to


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


those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against any Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

         10.2. Powers. Each Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to such Agent by the terms of each thereof, together, in the Administrative Agent's case, with such powers as are reasonably incidental thereto. The Agents shall have no implied duties or fiduciary duties to the Lenders or any obligation to the Lenders to take any action thereunder, except any action specifically provided by the Loan Documents to be taken by the applicable Agents.

         10.3. General Immunity. No Agent or any of its respective directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final, non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

         10.4. No Responsibility for Loans, Recitals, etc. No Agent or any of its respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Agents or any of them;
(d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Borrower or any guarantor of any of the Obligations or of any of the Borrower's or any such guarantor's respective Subsidiaries. The Agents shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to any Agent at such time, but is voluntarily furnished by the Borrower to such Agent (either in its capacity as an Agent or in its individual capacity).

         10.5. Action on Instructions of Lenders. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or all of the Lenders in the event that and to the extent that this Agreement expressly requires such), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Agents shall be under no duty to take any discretionary action permitted to be taken by any of them pursuant to the provisions of this Agreement or any other Loan Document unless they shall be requested in writing to do so by the Required Lenders (or all of the Lenders in the event that and to the extent that this Agreement expressly requires such). Each Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.


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         10.6.     Employment of  Agents and  Counsel. Any Agent may execute any of its respective duties as an Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Each Agent shall be entitled to advice of counsel concerning the contractual arrangement between such Agent and the Lenders and all matters pertaining to such Agent's duties hereunder and under any other Loan Document.

         10.7. Reliance on Documents; Counsel. Each Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by such Agent, which counsel may be employees of such Agent.

         10.8. Agents' Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify each Agent ratably in proportion to the Lenders' Pro Rata Shares (i) for any amounts not reimbursed by the Borrower for which such Agent is entitled to reimbursement by the Borrower under the Loan Documents,
(ii) for any other expenses incurred by such Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, but not limited to, any expenses incurred by such Agent in connection with any dispute between such Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against such Agent in connection with any dispute between such Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final, non-appealable judgment in a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Agent and (ii) any indemnification required pursuant to Section 3.5(vii) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

         10.9. Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless such Agent has received written notice from a Lender or LC Issuer or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that any Agent receives such a notice, such Agent shall give prompt notice thereof to the Lenders and the LC Issuers.


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


         10.10. Rights as a Lender. In the event any Agent is a Lender, such Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Credit Extensions as any Lender and may exercise the same as though it were not an Agent, and the term "Lender" or "Lenders" shall, at any time when any Agent is a Lender, unless the context otherwise indicates, include such Agent in its individual capacity. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

         10.11. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon any Agent, the Arranger or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon any Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.12. Successor Agents. Any Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five (45) days after the retiring Agent gives notice of its intention to resign. Upon any such resignation, the Required Lenders shall have the right (with, so long as no Default has occurred or is continuing at such time, the approval of the Borrower; such approval not to be unreasonably withheld) to appoint, on behalf of the Borrower and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders within thirty (30) days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. Notwithstanding the previous sentence, any Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as its successor Agent hereunder. If an Agent has resigned and no successor Agent has been appointed, the Lenders may perform all the duties of such Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the effectiveness of the resignation of an Agent, the resigning Agent shall be discharged from its duties and obligations hereunder and under the Loan
Documents. After the effectiveness of the resignation of an Agent, the provisions of this Article X shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as an Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 10.12, then (a) the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent and (b) the references to "JPMCB" in the definitions of "Eurodollar Base Rate" and "Prime Rate" and in the last sentence of Section 2.13 shall be deemed to be a reference to such successor Administrative Agent in its individual capacity.


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


         10.13. Agent and Arranger Fees. The Borrower agrees to pay to the Administrative Agent and the Arranger, for their respective accounts, the fees agreed to by the Borrower, the Administrative Agent and the Arranger pursuant to that certain letter agreement dated October 14, 2004 or as otherwise agreed from time to time.

         10.14. Delegation to Affiliates. The Borrower and the Lenders agree that any Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the applicable Agent is entitled under Articles IX and X.

         10.15. Release of Guarantors. Upon the liquidation or dissolution of any Guarantor, or sale of the Capital Stock of any Guarantor, in each case which is permitted pursuant to the terms of any Loan Document or consented to in writing by the Required Lenders or all of the Lenders, as applicable, and upon at least five (5) Business Days' prior written request by the Borrower, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the applicable Guarantor from its obligations under the Guaranty; provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent's opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Guarantor without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations, any other Guarantor's obligations under the Guaranty, or, if applicable, any obligations of the Borrower or any Subsidiary in respect of the proceeds of any such sale retained by the Borrower or any Subsidiary.

                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS

         11.1. Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part thereof, shall then be due.

         11.2. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Credit Exposure (other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a participation in the Aggregate Outstanding Credit


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


Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Aggregate Outstanding Credit Exposure. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their respective Pro Rata Shares of the Aggregate Outstanding Credit Exposure. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                  ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         12.1.     Successors and Assigns; Designated Lenders.

         12.1.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower, the Agents, the LC Issuers and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the consent of all of the Lenders, and any such assignment in violation of this Section 12.1.1 shall be null and void, and (ii) any assignment by any Lender must be made in compliance with Section 12.3. The parties to this Agreement acknowledge that clause (ii) of this Section 12.1.1 relates only to absolute assignments and does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, which at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

         12.1.2.   Designated Lenders.

         (i) Subject to the terms and conditions set forth in this Section 12.1.2, any Lender may from time to time elect to designate an Eligible Designee to provide all or any part of the Revolving Loans to be made by such Lender pursuant to this Agreement; provided that the designation of an Eligible Designee by any Lender for purposes of this Section 12.1.2 shall be subject to


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the  approval  of  the   Administrative   Agent  (which  consent  shall  not  be
unreasonably withheld or delayed). Upon the execution by the parties to each such designation of an agreement in the form of Exhibit G hereto (a "Designation Agreement") and the acceptance thereof by the Administrative Agent, the Eligible Designee shall become a Designated Lender for purposes of this Agreement. The Designating Lender shall thereafter have the right to permit the Designated Lender to provide all or a portion of the Revolving Loans to be made by the Designating Lender pursuant to the terms of this Agreement and the making of the Revolving Loans or portion thereof shall satisfy the obligations of the Designating Lender to the same extent, and as if, such Revolving Loan was made by the Designating Lender. As to any Revolving Loan made by it, each Designated Lender shall have all the rights which a Lender making such Revolving Loan would have under this Agreement and otherwise; provided, (x) that all voting rights under this Agreement shall be exercised solely by the Designating Lender, (y) each Designating Lender shall remain solely responsible to the other parties hereto for its obligations under this Agreement, including the obligations of a Lender in respect of Revolving Loans made by its Designated Lender and (z) no Designating Lender shall be entitled to reimbursement under Article III hereof for any amount which would exceed the amount that would have been payable by the Borrower to the Designating Lender from which the Designated Lender obtained any interests hereunder. No additional Notes shall be required with respect to
Revolving Loans provided by a Designated Lender; provided, however, to the extent any Designated Lender shall advance funds, the Designating Lender shall be deemed to hold the Notes in its possession as an agent for such Designated Lender to the extent of the Revolving Loan funded by such Designated Lender. Such Designating Lender shall act as administrative agent for its Designated Lender and give and receive notices and communications hereunder. Any payments for the account of any Designated Lender shall be paid to its Designating Lender as administrative agent for such Designated Lender and neither the Borrower nor the Administrative Agent shall be responsible for any Designating Lender's application of such payments. In addition, any Designated Lender may (1) with notice to, but without the consent of the Borrower or the Administrative Agent, assign all or portions of its interests in any Revolving Loans to its Designating Lender or to any financial institution consented to by the Administrative Agent providing liquidity and/or credit facilities to or for the account of such Designated Lender and (2) subject to advising any such Person that such information is to be treated as confidential in accordance with such
Person's  customary   practices  for  dealing  with   confidential,   non-public
information, disclose on a confidential basis any non-public information relating to its Revolving Loans to any rating agency, commercial paper dealer or provider of any guarantee, surety or credit or liquidity enhancement to such Designated Lender.

         (ii) Each party to this Agreement hereby agrees that it shall not institute against, or join any other Person in instituting against, any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law for one year and a day after the payment in full of all outstanding senior indebtedness of any Designated Lender; provided that the Designating Lender for each Designated Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage and expense arising out of its inability to institute any such proceeding against such Designated Lender. This Section 12.1.2 shall survive the termination of this Agreement.

         12.2.     Participations.


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


         12.2.1. Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Outstanding Credit Exposure of such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

         12.2.2. Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Credit Extension or Commitment in which such Participant has an interest which (i) extends the final maturity of any Loan or any Facility LC beyond the Facility Termination Date or forgives all or a portion of the principal amount thereof or interest or fees thereon, or reduces the rate or extends the time of payment of interest or fees on any such Loan, any Reimbursement Obligation or the related Commitment or (ii) extends the Facility Termination Date, or (iii) releases any guarantor of the Obligations (except as permitted hereby) or all or substantially all of the collateral, if any, securing the Obligations.

         12.2.3. Benefit of Certain Provisions. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender. The Borrower further agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.2, 3.4 and 3.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.3, provided that (i) a Participant shall not be entitled to receive any greater payment under Section 3.1, 3.2 or 3.5 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrower, and (ii) any Participant organized under the laws of any jurisdiction other than the United States of America or any state thereof agrees to comply with the provisions of Section 3.5 to the same extent as if it were a Lender.

         12.3.     Assignments.


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


         12.3.1. Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall evidenced by an agreement be substantially in the form of Exhibit C or in such other form as may be agreed to by the parties thereto (each such agreement, an "Assignment Agreement"). The consent of (i) the Borrower and the LC Issuers shall be required prior to an Assignment Agreement becoming effective with respect to a Purchaser which is not a Lender, an Affiliate thereof or a Designated Lender; provided, however, that if a Default has occurred and is continuing, the consent of the Borrower shall not be required and (ii) the Administrative Agent shall be required prior to an Assignment Agreement becoming effective. Each such consent shall not be unreasonably withheld or delayed. Each such assignment with respect to a Purchaser which is not a Lender, an Affiliate thereof or a Designated Lender shall (unless each of the Borrower and the Administrative Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000 and integral multiples of $1,000,000 in excess thereof or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment), or, if the Facility Termination Date has occurred, the remaining amount of the assigning Lender's Outstanding Credit Exposure.

         12.3.2. Effect; Effective Date. Upon (i) delivery to the Administrative Agent of an Assignment Agreement, together with any consents required by Section 12.3.1, and (ii) payment of a $3,000 fee to the Administrative Agent for processing such assignment (unless such fee is waived by the Administrative Agent), such assignment shall become effective on the effective date specified in such assignment. The Assignment Agreement shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Outstanding Credit Exposure under the applicable Assignment Agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Outstanding Credit Exposure assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Administrative Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments (or, if the Facility Termination Date has occurred, their respective Outstanding Credit Exposure, as adjusted pursuant to such assignment.

         12.3.3. The Register. Notwithstanding anything to the contrary in this Agreement, the Borrower hereby designates the Administrative Agent, and the Administrative Agent, hereby accepts such designation, to serve as the
Borrower's  contractual  representative  solely  for  purposes  of this  Section
12.3.3. In this connection, the Administrative Agent shall maintain at its address referred to in Section 13.1 a copy of each Assignment Agreement delivered to and accepted by it pursuant to this Section 12.3.3 and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, principal amount of and interest on the Revolving Loans owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an assignment under this
Section 12.3. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower and each of its Subsidiaries, the Agents, the LC Issuers and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         12.4. Dissemination of Information. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries, including without limitation any information contained in any reports or other information delivered by the Borrower pursuant to Section 6.1; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement.

         12.5. Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(iv).

                                  ARTICLE XIII

                                     NOTICES

         13.1. Notices. Except as otherwise permitted by Section 2.14 with respect to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower, the Agents and any Lender party hereto as of the Closing Date, at its respective address or facsimile number set forth on the signature pages hereof or (y) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower in accordance with the provisions of this Section 13.1. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; provided that notices to the Administrative Agent under Article II shall not be effective until received.

         13.2. Change of Address. The Borrower and the Administrative Agent may each change the address for service of notice upon it by a notice in writing to the other parties hereto. Any Lender may change its address for service of notice upon it by a notice in writing to the Borrower and the Administrative Agent.

                                  ARTICLE XIV

                                  COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agents, the LC Issuers and the Lenders and each party has notified the Agents by facsimile transmission or telephone that it has taken such action.

                                   ARTICLE XV

          CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

         15.1. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS
PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         15.2. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENTS, ANY LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENTS, ANY LC ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE AGENTS, ANY LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS OR THE CITY IN WHICH THE PRINCIPAL OFFICE OF SUCH AGENT, LENDER OR AFFILIATE, AS THE CASE MAY BE, IS LOCATED.

         15.3. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENTS, EACH LC ISSUER AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the Borrower, the Lenders, the LC Issuers and the Agents have executed this Agreement as of the date first above written.

                                       APPLEBEE'S INTERNATIONAL, INC., as the
                                       Borrower



                                       By:/s/ Steven K. Lumpkin
                                       -----------------------------------------
                                       Name: Steven K. Lumpkin
                                       Title: Executive Vice President and Chief
                                              Financial Officer and Treasurer



                                       4551 W. 107th Street
                                       Overland Park, KS 66207

                                       Attention:  Chief Financial Officer
                                       Phone: (913) 967-4197
                                       Fax: (913) 967-2334

                                       With a copy
                                       (in the case of notices of Default) to:

                                       Attention: General Counsel
                                       Fax: (913) 341-4970

                                       and

                                       Blackwell Sanders Peper Martin LLP
                                       2300 Main Street, Suite 1000
                                       Kansas City, MO 64108
                                       Attention:  James Ash
                                       Fax:  (816) 983-8080



                               Signature Page to
                       5-Year Revolving Credit Agreement
                         Applebee's International, Inc.

                                       JPMORGAN CHASE BANK, N.A., as the
                                       Administrative Agent, as Swing Line
                                       Lender, as LC Issuer and as a Lender



                                       By:/s/ Suzanne Ergastolo
                                       -----------------------------------------
                                       Name: Suzanne Ergastolo
                                       Title:  Director

                                       1 Bank One Plaza
                                       Chicago, IL  60670

                                       Attention: Suzanne Ergastolo

                                       Phone: (312) 325-3221
                                       Fax:  (312) 325-3239
                                       E-mail:  suzanne_ergastolo@bankone.com



                                Signature Page to
                       5-Year Revolving Credit Agreement
                         Applebee's International, Inc.

                                       FLEET NATIONAL BANK, as a Syndication
                                       Agent and as a Lender



                                       By:/s/ Heidi Tyng
                                       -----------------------------------------
                                       Name:  Heidi Tyng
                                       Title: Vice President

                                       _________________________________________
                                       _________________________________________

                                       Attention: ______________________________
                                       Phone: __________________________________
                                       Fax: ____________________________________
                                       E-mail: _________________________________



                               Signature Page to
                       5-Year Revolving Credit Agreement
                         Applebee's International, Inc.

                                       SUNTRUST BANK, as a Syndication Agent
                                       and as a Lender



                                       By:/s/ Susan M. Hall
                                       -----------------------------------------
                                       Name:  Susan M. Hall
                                       Title: Managing Director

                                       _________________________________________
                                       _________________________________________

                                       Attention: ______________________________
                                       Phone: __________________________________
                                       Fax: ____________________________________
                                       E-mail: _________________________________



                               Signature Page to
                       5-Year Revolving Credit Agreement
                         Applebee's International, Inc.

                                       CITICORP LEASING, INC., as a Syndication
                                       Agent and as a Lender



                                       By:/s/ David Carr
                                       -----------------------------------------
                                       Name:  David Carr
                                       Title: Vice President

                                       _________________________________________
                                       _________________________________________

                                       Attention: ______________________________
                                       Phone: __________________________________
                                       Fax: ____________________________________
                                       E-mail: _________________________________


                               Signature Page to
                       5-Year Revolving Credit Agreement
                         Applebee's International, Inc.

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                       CHICAGO BRANCH, as a Syndication Agent
                                       and as a Lender



                                       By:/s/ Shinichire Muneohika
                                       -----------------------------------------
                                       Name:  Shinichire Muneohika
                                       Title: Deputy General Manager

                                       _________________________________________
                                       _________________________________________

                                       Attention: ______________________________
                                       Phone: __________________________________
                                       Fax: ____________________________________
                                       E-mail: _________________________________


                               Signature Page to
                       5-Year Revolving Credit Agreement
                         Applebee's International, Inc.

                                       WACHOVIA BANK, NATIONAL ASSOCIATION, as a
                                       Lender



                                       By:/s/ Aaron H. Headley
                                       -----------------------------------------
                                       Name:  Aaron H. Headley
                                       Title: Associate

                                       _________________________________________
                                       _________________________________________

                                       Attention: ______________________________
                                       Phone: __________________________________
                                       Fax: ____________________________________
                                       E-mail: _________________________________


                               Signature Page to
                       5-Year Revolving Credit Agreement
                         Applebee's International, Inc.

                                       WELLS FARGO BANK, N.A., as a Lender



                                       By:/s/ Kathleen Savard
                                       -----------------------------------------
                                       Name:  Kathleen Savard
                                       Title: Vice President

                                       _________________________________________
                                       _________________________________________

                                       Attention: ______________________________
                                       Phone: __________________________________
                                       Fax: ____________________________________
                                       E-mail: _________________________________


                               Signature Page to
                       5-Year Revolving Credit Agreement
                         Applebee's International, Inc.

                                       FIFTH THIRD BANK, as a Lender



                                       By:/s/ Kevin C. M. Jones
                                       -----------------------------------------
                                       Name:  Kevin C. M. Jones
                                       Title: Vice President

                                       _________________________________________
                                       _________________________________________

                                       Attention: ______________________________
                                       Phone: __________________________________
                                       Fax: ____________________________________
                                       E-mail: _________________________________


                               Signature Page to
                       5-Year Revolving Credit Agreement
                         Applebee's International, Inc.

                                PRICING SCHEDULE

============================= ====================== ======================= ====================== ======================
         APPLICABLE                  LEVEL I                LEVEL II               LEVEL III               LEVEL IV
           MARGIN                     STATUS                 STATUS                  STATUS                 STATUS
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
       Eurodollar Rate                 0.50%                  0.625%                  0.75%                 0.875%
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
             ABR                        0%                      0%                     0%                     0%
============================= ====================== ======================= ====================== ======================


============================= ====================== ======================= ====================== ======================
       APPLICABLE FEE                LEVEL I                LEVEL II               LEVEL III               LEVEL IV
            RATE                      STATUS                 STATUS                  STATUS                 STATUS
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
       Commitment Fee                  0.10%                  0.125%                  0.15%                 0.175%
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Letter of Credit Fee               0.50%                  0.625%                  0.75%                 0.875%
============================= ====================== ======================= ====================== ======================

         For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

         "Financials" means the annual or quarterly financial statements of the Borrower delivered pursuant to the Credit Agreement.

         "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than or equal to 0.50 to 1.00.

         "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Leverage Ratio is less than or equal to 1.00 to 1.00.

         "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is less than or equal to 1.50 to 1.00.

         "Level IV Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Borrower has not qualified for Level I Status, Level II Status or Level III Status.

         "Status" means Level I Status, Level II Status, Level III Status or Level IV Status.

         The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to the Credit Agreement, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.

Subject to the immediately preceding sentence, the Applicable Margin and Applicable Fee Rate shall be based on Level I Status for the period commencing on the Closing Date to but not including the fifth Business Day after the Administrative Agent has received the Financials for the period ending December 26, 2004.

                               COMMITMENT SCHEDULE



LENDER                                                     COMMITMENT

JPMorgan Chase Bank, N.A.                                  $25,000,000

Fleet National Bank                                        $20,000,000

SunTrust Bank                                              $20,000,000

Citicorp Leasing, Inc.                                     $20,000,000

The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch         $20,000,000

Wachovia Bank, National Association                        $15,000,000

Wells Fargo Bank, N.A.                                     $15,000,000

Fifth Third Bank                                           $15,000,000

AGGREGATE COMMITMENT                                       $150,000,000.00

                                  SCHEDULE 2.21

                           EXISTING LETTERS OF CREDIT

           Beneficiary                            Expiration           Auto Renews                         Amount
                                                      Date                (Y/N)
National Union Fire Insurance Co.                   09/17/05                Y                             $363,824.00
National Union Fire Insurance Co.                   09/17/05                Y                             $940,000.00
Lumbermens Mutual Casualty Company                  09/17/05                Y                             $900,000.00
Lumbermens Mutual Casualty Company                  09/22/05                Y                             $900,000.00
Lumbermens Mutual Casualty Company                  01/01/06                Y                           $1,000,000.00
Zurich American Insurance Co                        12/31/05                Y                           $2,000,000.00
Lumbermens Mutual Casualty Company                  01/01/06                Y                           $1,030,000.00
Lumbermens Mutual Casualty Company                  03/31/05                Y                             $827,000.00
Lumbermens Mutual Casualty Company                  12/19/04                Y                           $2,500,000.00
Commissioner of Insurance State of Vermont          10/21/05                Y                           $1,400,000.00
Board of County Supervisors of Prince William       07/27/05                Y                              $56,718.00
County
City of Cottage Grove                               12/30/04                N                              $31,420.50
Maryland Dept of Transportation                     06/18/05                Y                              $24,000.00
                                                                                                           ----------
                                         Total:                                                        $11,972,962.50
                                                                                                       ==============

                                  SCHEDULE 5.8

                                  SUBSIDIARIES

------------------------------------------------------ ---------------- ---------------------------------------------------
Subsidiary                                                  State                             Owner
------------------------------------------------------ ---------------- ---------------------------------------------------
ACMC, Inc.                                                    CO        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
AII Services, Inc.                                            KS        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Anne Arundel Apple Holding Corporation                        MD        Applebee's International, Inc. (89%)
                                                                        Barry Huffman (10%)
                                                                        John Elias (1%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Apple American Limited Partnership of Minnesota               MN        Applebee's of Minnesota, Inc. (25%LP interest);
                                                                        Gourmet Systems of Minnesota, Inc. (75%GP
                                                                        interest)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's Beverage, Inc.                                     TX        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's Neighborhood Grill & Bar of Georgia, Inc.          GA        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's Northeast, Inc. (formerly Pub Ventures of          MA        Applebee's International, Inc. (100%)
New England, Inc.) (Currently d/b/a as Gourmet
Systems of Main, Inc. in State of Maine)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Michigan, Inc.                                  MI        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Minnesota, Inc.                                 MN        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of New Mexico, Inc.                                NM        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of New York, Inc.                                  NY        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Nevada, Inc.                                    NV        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Pennsylvania, Inc.                              PA        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Texas, Inc.                                     TX        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Virginia, Inc.                                  VA        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's UK, LLC                                            KS        Applebee's International, Inc. (Sole Member)
------------------------------------------------------ ---------------- ---------------------------------------------------
Apple Vermont Restaurants, Inc.                               VT        Applebee's Northeast, Inc. (formerly Pub Ventures
                                                                        of New England, Inc.) (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of Arizona, Inc.                              AZ        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of California, Inc.                           CA        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- --------------------------------------------------
Gourmet Systems of Georgia, Inc.                              GA        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------

------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems, Inc.                                         MO        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of Kansas, Inc.                               KS        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of Minnesota, Inc.                            MN        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of Nevada, Inc.                               NV        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of Tennessee, Inc.                            TN        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
GourmetWest of Nevada, Limited Liability Company              NV        Gourmet Systems of Nevada, Inc. (Managing Member)
                                                                        [50%]; Applebee's of Nevada, Inc. (Non-Managing
                                                                        Member) [50%]
------------------------------------------------------ ---------------- ---------------------------------------------------
Innovative Restaurant Concepts, Inc.                          GA        RB International, Inc. (formerly Rio Bravo
                                                                        International, Inc.) (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
IRC Kansas, Inc.                                              KS        Innovative Restaurant Concepts, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
RB International, Inc. (formerly Rio Bravo                    KS        Applebee's International, Inc. (100%)
International, Inc.)
------------------------------------------------------ ---------------- ---------------------------------------------------
Rio Bravo Restaurant, Inc.                                    NY        RB International, Inc. (formerly Rio Bravo
                                                                        International, Inc.) (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Rio Bravo Services, Inc.                                      KS        RB International, Inc. (formerly Rio Bravo
                                                                        International, Inc.) (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Summit Restaurants, Inc.                                      GA        Innovative Restaurant Concepts, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
AFSS, Inc.                                                    CO        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's Michigan Services, LLC                             MI        Applebee's of Michigan, Inc. (Sole Member)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Calvert County, Inc.                            MD        Applebee's of Virginia, Inc. (88%)
                                                                        Robert Swarts (1%)
                                                                        John Lunsmann (1%)
                                                                        Tammy Britt (10%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Maryland, Inc.                                  MD        Applebee's of Virginia, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of St. Mary's County, Inc.                         MD        Applebee's of Virginia, Inc. (83%)
                                                                        Robert Swarts (1%)
                                                                        John Lunsmann (1%)
                                                                        Cheryl Kimberly Smith Morris (15%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Neighborhood Insurance, Inc.                                  VT        Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------

------------------------------------------------------ ---------------- ---------------------------------------------------
A.I.I. Euro Services (Holland) B.V.                         Holland     Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
AII Services - Europe, Limited                              England     Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
3057649 Nova Scotia Unlimited Liability Company          Nova Scotia,   Gourmet Systems of Tennessee, Inc. (100%)
                                                            Canada
------------------------------------------------------ ---------------- ---------------------------------------------------

                                  SCHEDULE 5.16

                              ENVIRONMENTAL MATTERS

                                      None

                                  SCHEDULE 6.15

                              EXISTING INVESTMENTS

                                      None

                                  SCHEDULE 6.16

                                 EXISTING LIENS

                                      None

                                   EXHIBIT A-1

              FORM OF BORROWER'S AND GUARANTORS' COUNSEL'S OPINION

                                   [Attached]

                                December 3, 2004



To the Administrative Agent, the Syndication Agents, the LC Issuer, the
    Documentation Agents, and each of the Lenders under the hereinafter defined Credit Agreement
c/o JPMorgan Chase Bank, N.A.
One Bank One Plaza
Chicago, Illinois 60670


Ladies and Gentlemen:

         We have acted as counsel to Applebee's International, Inc., a Delaware corporation (the "Borrower"), and the other Loan Parties in connection with the making of loans and the extension of certain other financial accommodations by the Lenders under the Credit Agreement to the Borrower. All terms used and not defined herein shall have the meanings assigned to them in the Credit Agreement.

         In such capacity we have examined the following agreements, instruments and documents (collectively, the "Loan Documents"):

         1. 5-Year Revolving Credit Agreement dated as of December 3, 2004, among the Borrower, the financial institutions from time to time party thereto as Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Credit Agreement");

         2. Guaranty dated December 3, 2004 (the "Guaranty"), executed by each of the Guarantors in favor of the Holders of Obligations (as defined therein); and

         3. [_____] Notes (collectively, the "Notes"), one payable to each of [_________________________].

         We have also examined such other corporate records of the Loan Parties, certificates of public officials and of officers of the Loan Parties, and agreements, instruments and other documents as we have deemed necessary in order to render the opinions expressed below. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied upon certificates of officers of the Borrower and the other Loan Parties and upon the representations of the Borrower in the Credit Agreement.

         We have assumed the genuineness of all signatures on all documents examined by us, the authenticity of all documents submitted to us as originals and the conformity to authentic originals of all documents submitted to us as certified or photostatic copies, the legal capacity of all natural persons and the accuracy and completeness of all corporate records made available to us by the Loan Parties. We have also assumed that each party to the Loan Documents (other than the Loan Parties) has satisfied the legal requirements applicable to it to the extent necessary to make the Loan Documents enforceable against it.

    Based upon and subject to the other paragraphs hereof, we are of the opinions that:

         a. Each Loan Party other than Apple American Limited Partnership of Minnesota, GourmetWest of Nevada, Limited Liability Company and Applebee's UK, LLC (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and (ii) has all requisite corporate power to own or lease and operate its properties and to carry on its business as now conducted.

         b. Each of Apple American Limited Partnership of Minnesota, GourmetWest of Nevada, Limited Liability Company and Applebee's UK, LLC (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and (ii) has all requisite power to own or lease and operate its properties and to carry on its business as now conducted.

         c. The execution, delivery and performance by each Loan Party of the Credit Agreement, the Notes, each other Loan Document to which it is or is to be a party, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any statutory law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), any rule or regulation promulgated thereunder (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction or decree known to us, (iii) result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument known to us (including, without limitation, the agreements listed as material contracts on the Borrower's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission (the "Material Contracts")) to be binding on any Loan Party or any of its properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party under any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument.

         d. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of the Credit Agreement, the Notes, any other Loan Document to which it is or is to be a party, or (ii) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents.

         e. The Credit Agreement and each other Loan Document have been duly executed and delivered by each Loan Party thereto.

         f. To the best of our knowledge, there is no action, suit, investigation, litigation or proceeding against any Loan Party, including any action under the Environmental Laws, pending or threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to adversely affect the legality, validity or enforceability of the Credit Agreement, any other Loan Document or the consummation of the transactions contemplated thereby.

         g. None of Material Contracts contains any provision that requires the consent of the other parties thereto for the transactions contemplated under the Loan Documents.

         h. Neither any Loan Party nor any of their respective Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Facility LCs, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

         i. Although the Loan Documents contain choice of law provisions that state that they shall be governed by and construed in accordance with the laws of the State of Illinois, in the event that the laws of the State of Kansas (the "State") were applied to govern any Loan Document, each such Loan Document would be the legal, valid and binding obligation of the Loan Parties party thereto, enforceable against each such Loan Party in accordance with its terms.

         j. All taxes and governmental fees and charges, the payment of which are required in the State in connection with the execution, delivery and recording of the Loan Documents have been paid.

         k. Neither any Agent nor any Lender is required to qualify to do business in the State or to comply with the requirements of any foreign lender statute in order to carry out the transactions contemplated by the Credit Agreement or the other transactions contemplated by the Loan Documents or to avail themselves of the remedies provided thereby, nor will any such Agent or Lender be subject to taxation in the State, in each case solely as the result of the performance of the transactions contemplated by the Credit Agreement and such other transactions.

         l. The choice of Illinois law to govern the Loan Documents in which such choice of law is stipulated is a valid and effective choice of law under the laws of the State and under the State's principles of conflicts of laws, a federal court sitting in its diversity capacity in the State or any of the State's state courts will apply Illinois law in an action or proceeding arising out of any Loan Document to the extent that the parties thereto have agreed to its application therein, except to the extent that the State's or federal procedural or remedial law shall apply.

    The opinions set forth above are subject to the following qualifications:

    (1) Our opinion in the last sentence of paragraph 8 above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally.

    (2) Our opinion in the last sentence of paragraph 8 above is subject to the effect of general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

    (3) We express no opinion herein as to (i) the availability of specific performance or other equitable remedies, (ii) the enforceability of waivers by parties of their respective rights and remedies under law,
         (iii) the enforceability of provisions purporting to grant a party conclusive rights of determination, (iv) the enforceability of any prepayment or yield maintenance premium or penalty, to the extent that a court of competent jurisdiction may hold it to be a penalty or an unreasonable approximation of the Lender's actual loss or damages as a result of prepayment of indebtedness under the Loan Documents, whether by acceleration, voluntary prepayment or otherwise, (v) the enforceability of any provisions that limit the effect of any applicable statutes of limitation, (vi) the enforceability of any provisions providing for indemnification insofar as indemnification would violate public policy, (vii) title to, or the perfection or priority of any security interests or liens on, any property, or (viii) the enforceability of any provision for the collection of attorneys' fees.

    The phrases "known to us" and "to our knowledge" as used herein mean the current actual knowledge of the attorneys of this firm who have devoted substantive attention to matters for the Loan Parties in connection with the Loan Documents. Except to the extent expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Loan Parties or the rendering of the opinions set forth above.

    Our opinions are limited to the law of the State of Kansas, the Federal law of the United States of America, and the Delaware General Corporation Law, and we do not express any opinion herein concerning any other law.

    We disclaim any responsibility to update or supplement this opinion with respect to any changes in law or future events affecting the transactions contemplated by the Loan Documents. This opinion letter may be relied upon by you and any other Lenders who are from time to time party to the Credit Agreement only in connection with the transactions provided for in the Loan
Documents and may not be used or relied upon by you or such other Lenders for any other purpose or by any other person for any purpose whatsoever, without in each instance our prior written consent.

                                       Very truly yours,

2
1

                                   EXHIBIT A-2

                FORM OF ADMINISTRATIVE AGENT'S COUNSEL'S OPINION



                                December 3, 2004


To each of the Lenders party to
the Credit Agreement referred to
below and to JPMorgan Chase Bank, N.A., as Administrative Agent

and to

J.P. Morgan Securities Inc., as Sole Lead
Arranger and Sole Book Runner


                   Re:  Applebee's International, Inc.

Ladies and Gentlemen:

                   We have acted as counsel to JPMorgan Chase Bank, N.A., as Administrative Agent, in connection with that certain 5-Year Revolving Credit Agreement, dated as of December 3, 2004 (the "Credit Agreement"), among
Applebee's International, Inc., a Delaware corporation (the "Borrower"), the financial institutions from time to time party thereto as Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement.

                   In connection with this opinion, we have examined originals or copies, certified or otherwise, of the following documents, each dated as of the date hereof:

                   (a) the Credit Agreement;

                   (b) the Notes executed by the Borrower to the order of each of [________________]; and

                   (c) the Guaranty executed by the Initial Guarantors (as such term is defined in the Guaranty).

The documents described in items (a) through (c) above are referred to hereinafter as the "Loan Documents," and the Borrower and the Initial Guarantors are referred to hereinafter as the "Loan Parties." In our examination of the Loan Documents, we have assumed the authenticity of all such documents submitted to us as originals, the conformity to authentic originals of all such documents submitted to us as copies, the genuineness of all signatures, the due authorization, execution and delivery by each of the parties executing such documents and such other legal and factual assumptions as are described in the Opinion.

              In rendering the opinions set forth herein, we have assumed that:

              (i) each of the Loan Parties is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has the requisite corporate, limited liability company or partnership power (as applicable) to enter into the Loan Documents to which it is a party; and the execution and delivery of each of the Loan Documents has been duly authorized by all necessary corporate, limited liability company or partnership action (as applicable) and proceedings on the part of each Loan Party party thereto;

              (ii) the execution, delivery and performance of the Loan Documents by the Loan Parties do not require any action by any governmental agency or private party except for those which have been obtained, do not violate any provision of law applicable to the Loan Parties, and do not conflict with, result in a breach of or constitute a default under the charter or other organizational document, code of regulations or by-laws of any Loan Party or any indenture, agreement, or other instrument to which any Loan Party is a party or by which any Loan Party is bound;

              (iii) each Loan Party has duly executed and delivered each of the Loan Documents to which it is a party; and

              (iv) the Credit Agreement constitutes the valid and binding obligation of each party thereto other than the Loan Parties, enforceable against such parties in accordance with its terms.

              Based upon the foregoing assumptions and examination of documents and upon such investigation as we have deemed necessary, and subject to the qualifications set forth in subparagraphs (a) through (d) below, we are of the opinion as of the date hereof that the Loan Documents constitute the legal, valid and binding obligations of the respective Loan Parties party thereto enforceable against such respective Loan Parties in accordance with their respective terms.

              Our opinion is expressly qualified as follows:

              (a) Our opinion is subject to the effect of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and other laws affecting creditors' rights generally and to the effect of general equitable principles (whether considered in a proceeding in equity or at law). In applying such principles, a court, among other things, might not allow a creditor to accelerate maturity of a debt upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order a debtor to perform covenants. Such principles applied by a court might include a requirement that a creditor act with reasonableness and in good faith. Furthermore, a court may refuse to enforce a covenant or any provision providing for indemnification if and to the extent that it deems such covenant or indemnification provision to be violative of applicable public policy.

              (b)  We render no opinion  with respect to the  enforceability  of
Section 12.2.3 of the Credit Agreement.

              (c) Our opinions expressed are limited to the law of the State of Illinois and the federal laws of the United States, and we do not express any opinion herein concerning any other laws.

              (d) We express no opinion as to the effect of the compliance or noncompliance by any Agent or any of the Lenders with any federal or state laws or regulations applicable to any Agent or any of the Lenders because of any such entity's legal or regulatory status or the nature of such entity's business or requiring any Agent or any of the Lenders to qualify to conduct business in any jurisdiction.

              The opinions expressed herein are being delivered to you as of the date hereof and are solely for your benefit in connection with the transactions contemplated in the Credit Agreement and, except as set forth above, may not be relied on in any manner or for any purpose by any other person, nor any copies published, communicated or otherwise made available in whole or in part to any other person or entity without our express prior written consent, except that you may furnish copies thereof (1) to any party that becomes a Lender after the date hereof pursuant to the Credit Agreement and to a prospective assignee of the Loans, (2) to your independent auditors and attorneys, (3) upon the request of any state or federal authority or official having regulatory jurisdiction over you, and (4) pursuant to order or legal process of any court or governmental agency or in any legal proceedings involving the Credit Agreement or this opinion. We do not express any opinion, either implicitly or otherwise, on any issue not expressly addressed above. The opinions expressed above are based solely on factual matters in existence as of the date hereof and laws and regulations in effect on the date hereof. We assume no obligation to revise or supplement this opinion should such factual matters change or should such laws or regulations be changed by legislative or regulatory action, judicial decision or otherwise.


                                       Very truly yours,

                                    EXHIBIT B

                             COMPLIANCE CERTIFICATE

To:      The Lenders parties to the
         Credit Agreement described below

              This Compliance Certificate is furnished pursuant to that certain 5-Year Revolving Credit Agreement dated as of December 3, 2004 (as amended, modified, renewed or extended from time to time, the "Agreement") among Applebee's International, Inc., a Delaware corporation (the "Borrower"), the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

              THE UNDERSIGNED HEREBY CERTIFIES THAT:

              1. I am the duly elected ________________________ of the Borrower;

              2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

              3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

              4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct and have been computed in accordance with the terms and conditions of the Agreement.

              5. Schedule II attached hereto sets forth the determination of the Applicable Margin and the Applicable Fee Rate commencing on the fifth day following the delivery hereof.

              6. Schedule III attached hereto sets forth the various reports and deliveries which are required at this time under Section 6.1 of the Agreement and the status of compliance.

              Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

              The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this day of , .



                                       By:______________________________________
                                       Name:
                                       Title:

Applebee's International, Inc.
Schedule I to Compliance Certificate
Financial Covenant Calculations
Quarter Ended _____________________
(Dollars in thousands)


6.21.1     MAXIMUM LEVERAGE RATIO

           Consolidated Funded Indebtedness
                                                                                ==========================

           EBITDA (last four fiscal quarters)
                                                                                ==========================

           Consolidated Funded Indebtedness to EBITDA                                     to 1.0
                                                                                ==========================

           Maximum Consolidated Funded Indebtedness to EBITDA                           2.0 to 1.0
                                                                                ==========================

           Compliant with Section 6.21.1                                                  YES/NO

6.21.2     MINIMUM FIXED CHARGE COVERAGE RATIO

           EBITR (last four fiscal quarters)
                                                                                ==========================

           Consolidated Interest Expense (last four fiscal quarters)
           Consolidated Rentals (last four fiscal quarters)
                                                                                ==========================


           Fixed Charge Coverage Ratio                                                    to 1.0
                                                                                ==========================

           Minimum Fixed Charge Coverage Ratio                                          4.0 to 1.0
                                                                                ==========================

           Compliant with Section 6.21.2                                                  YES/NO

6.21.3     MAXIMUM RATIO OF INDEBTEDNESS TO TOTAL CAPITALIZATION

           Consolidated Indebtedness
                                                                                ==========================

           Consolidated Total Capitalization
                                                                                ==========================

           Ratio of Consolidated Indebtedness to
           Consolidated Total Capitalization                                              to 1.0
                                                                                ==========================

           Maximum Consolidated Indebtedness to
           Consolidated Total Capitalization                                            0.50 to 1.0
                                                                                ==========================

           Compliant with Section 6.21.3
                                                                                --------------------------
                                                                                          YES/NO

6.14       ASSET SALES

           Notes Receivable
           (Max. of $25 MM or 25% of purchase price)                                         -
                                                                                --------------------------

           Other Sales Permitted under 6.14(iii)                                $            -
                                                                                ==========================

           Maximum Limits
           Annual:  Maximum of 10% of Consolidated Total Assets (preceding year)
                    Actual:
                                                                                ==========================

           Lifetime:  Maximum of 30% of Consolidated Total Assets (preceding year)
                      Actual:
                                                                                ==========================

           Any other asset sales other than those permitted
           in Section 6.14 (i) and (ii)                                                   YES/NO

6.15       INVESTMENTS AND ACQUISITIONS

           (vii) Acquisition Purchase Price
                 Cash
                 Value of Stock (excluding stock repurchased
                 prior to closing)                                    -
                 Assumed liabilities/Other                            -
                 Indebtedness
                                                              ------------------

           Total Purchase Price
                                                                                ==========================

           Total Acquisition Limit - Annual                                     $                200,000
                                                                                ==========================

           (vii) Loans to Franchisees or Reimbursement Obligations from
                 Franchisees in connection (a) with Master Agreement and Limited
                 Guaranty dated as of June 1, 2004, executed by the Borrower in favor of Citicorp Leasing, Inc. or (b) other similar programs

                 Maximum Limit:                                                 $                 25,000
                                                                                ==========================

           (ix)  Other Investments
                  Investments in Joint Ventures                $      -
                  Investments in Franchisees                          -
                  Investments in Other Persons
                  Loans and advances to employees
                  Loans and advances to Other Persons                 -
                                                              ------------------

                  Total Other Investments                                       $            -
                                                                                ==========================

                  Maximum Limit:                                                $                 25,000
                                                                                ==========================

6.10       GUARANTORS

---------------------------------------------------------------------------------------- -----------------------------
                                                                                                  Signatory to
Name of Domestic Subsidiaries and Jurisdiction of Formation                                        Guaranty
---------------------------------------------------------------------------------------- -----------------------------





---------------------------------------------------------------------------------------- -----------------------------




Applebee's International, Inc.
Schedule II to Compliance Certificate
Financial Covenant Calculations
Quarter Ended _____________________
(Dollars in thousands)

           ------------------------------------------------------------------------------------------------
           Applicable Margin
           ------------------------------------------------------------------------------------------------

           ------------------------------------------------------------------------------------------------
           Applicable Fee Rate
           ------------------------------------------------------------------------------------------------


--------------------------------------- --------------------------------
                                                 LEVERAGE RATIO
--------------------------------------- --------------------------------
LEVEL I STATUS                            <=0.50
LEVEL II STATUS                           <=1.00 and > 0.50
LEVEL III STATUS                          <=1.50 and > 1.00
LEVEL IV STATUS                           >1.50

--------------------------------------- --------------------------------

--------------------------- ------------------------ --------------------- ---------------------- --------------------
        APPLICABLE                  LEVEL I                 LEVEL II             LEVEL III              LEVEL IV
          MARGIN                     STATUS                  STATUS                STATUS                STATUS
--------------------------- ------------------------ --------------------- ---------------------- --------------------
      Eurodollar Rate           0.50%                       0.625%                 0.75%                 .875%
--------------------------- ------------------------ --------------------- ---------------------- --------------------
       ABR                      0.00%                       0.00%                  0.00%                 0.00%
--------------------------- ------------------------ --------------------- ---------------------- --------------------

--------------------------- ------------------------ --------------------- ---------------------- --------------------
        APPLICABLE                  LEVEL I                 LEVEL II             LEVEL III              LEVEL IV
         FEE RATE                    STATUS                  STATUS                STATUS                STATUS
--------------------------- ------------------------ --------------------- ---------------------- --------------------
      Commitment Fee            0.10%                       0.125%                 0.15%                 0.175%
--------------------------- ------------------------ --------------------- ---------------------- --------------------
   Letter of Credit Fee         0.50%                       0.625%                 0.75%                 0.875%
--------------------------- ------------------------ --------------------- ---------------------- --------------------

                     SCHEDULE III TO COMPLIANCE CERTIFICATE

                      Reports and Deliveries Currently Due

                                    EXHIBIT C

                              ASSIGNMENT AGREEMENT

         This  Assignment   Agreement  (this  "Assignment   Agreement")  between
____________________  (the "Assignor") and ____________________ (the "Assignee")
is dated as of __________, 20__. The parties hereto agree as follows:

    1. PRELIMINARY STATEMENT. The Assignor is a party to a Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of
         Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

    2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the
         Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents relating to the facilities listed in Item 3 of Schedule 1. The Commitment (or Outstanding Credit Exposure, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

    3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of
         Schedule 1 or two (2) Business Days (or such shorter period agreed to by the Administrative Agent) after this Assignment Agreement, together with any consents required under the Credit Agreement, are delivered to the Administrative Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.

    4. PAYMENT OBLIGATIONS. In consideration for the sale and assignment of the Commitment and/or Outstanding Credit Exposure hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Outstanding Credit Exposure and fees received from the Administrative Agent which relate to the portion of the Commitment or Outstanding Credit Exposure assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

    5. RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Administrative Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.

    6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and (iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including, without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents,
         (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of the Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

    7. REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon any Agent, the Arranger, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, but not limited to, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement, and (ix) if applicable, attaches the forms prescribed by the

         Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.

    8. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, including 735 ILCS 105/5-1 et seq., but otherwise without regard to the law of conflicts, of the State of Illinois.

    9. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the addresses set forth in the attachment to Schedule 1.

    10. COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.

         IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.

                                   SCHEDULE I
                             to Assignment Agreement

1. Description and Date of Credit Agreement: 5-Year Revolving Credit Agreement, dated December 3, 2004, among Applebee's International, Inc., a Delaware corporation (the "Borrower"), the Lenders named therein, and JPMorgan Chase Bank, N.A., as the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time

2.  Date of Assignment Agreement: _________, 200_

3.  Percentage  (As of Date of Item 2 above):
                                                 Revolving  Credit

    a.   Assignee's percentage of  Revolving
         Credit Facility purchased under the
         Assignment Agreement*                    -----%

4.  Assignee's   Commitment   (or  Outstanding
    Credit Exposure with respect to terminated
    Commitments) purchased hereunder:            $___________

5.  Proposed Effective Date:                      __________

6.  Non-standard  Recordation  Fee
    Arrangement                                  N/A**
                                                 [Assignor/Assignee to pay
                                                 100% of fee]

Accepted and Agreed:
[NAME OF ASSIGNOR]                     [NAME OF ASSIGNEE]
By:_______________________________     By:______________________________________
Title:                                 Title:


ACCEPTED AND CONSENTED TO***           ACCEPTED AND CONSENTED TO
BY                                     BY

APPLEBEE'S INTERNATIONAL, INC.         JPMORGAN CHASE BANK, N.A., as
                                       Administrative Agent

By:_______________________________     By:______________________________________
Title:                                 Title:

                     * Percentage taken to 10 decimal places
                  ** If fee is split 50-50, pick N/A as option
                 *** Delete if not required by Credit Agreement

                Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

                        ADMINISTRATIVE INFORMATION SHEET

         Attach Assignor's Administrative Information Sheet, which must include notice addresses for the Assignor and the Assignee
                            (Sample form shown below)

                              ASSIGNOR INFORMATION

Contact:

Name:                                  Telephone No.:
Fax No.:                               Telex No.:
                                       Answerback:


Payment Information:

Name & ABA # of Destination Bank:

Account Name & Number for Wire Transfer:

Other Instructions:

Address for Notices for Assignor:



ASSIGNEE INFORMATION

Credit Contact:

Name:                                  Telephone No.:
Fax No.:                               Telex No.:
                                       Answerback:


Key Operations Contacts:

Booking Installation:                  Booking Installation:
Name:                                  Name:
Telephone No.:                         Telephone No.:
Fax No.:                               Fax No.:
Telex No.:                             Telex No.:
Answerback:                            Answerback:

Payment Information:

Name & ABA # of Destination Bank:



Account Name & Number for Wire Transfer:



Other Instructions:



Address for Notices for Assignee:

                      JPMORGAN CHASE BANK, N.A. INFORMATION

     Assignee will be called promptly upon receipt of the signed agreement.

Initial Funding Contact:               Subsequent Operations Contact:
-----------------------                -----------------------------
Name:                                  Name:
Telephone No.:  (312)                  Telephone No.:  (312)
Fax No.:  (312)                        Fax No.:  (312)
                                       JPMorgan Chase Bank, N.A. Telex No.:
                                       190201 (Answerback: FNBC UT)


Initial Funding Standards:

Libor - Fund 2 days after rates are set.

JPMorgan Chase Bank, N.A.              JPMorgan Chase Bank, N.A. ABA # 071000013
Instructions:                          LS2 Incoming Account # ____________
                                       Ref: Applebee's International, Inc.

Address for Notices  for  JPMorgan     1 Bank One Plaza, Chicago, IL  60670
Chase Bank, N.A.                       Attn: Agency Compliance Division,
                                       Suite IL1-0353
                                       Fax No. (312) 732-2038 or (312) 732-4339

                                    EXHIBIT D

                 LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION


                   To:  JPMorgan Chase Bank, N.A.,
                        as Administrative Agent (the "Administrative Agent") under the Credit Agreement Described Below.

                   Re: 5-Year Revolving Credit Agreement, dated December 3, 2004 (as the same may be amended, restated, supplemented or otherwise modified, the "Credit Agreement"), among Applebee's International, Inc., a Delaware corporation (the "Borrower"), the Lenders named therein, and the Administrative Agent.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

         The Administrative Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Administrative Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Administrative Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 13.1 of the Credit Agreement or based on any telephonic notice made in accordance with Section 2.15 of the Credit Agreement.

Facility Identification Number(s):

Customer/Account Name:  Applebee's International, Inc.

Transfer Funds To:  JPMorgan Chase Bank, N.A., Chicago

For Account No.:  5120314

Reference/Attention To:

Authorized Officer (Customer Representative):    Date:

(Please Print):________________________     Signature___________________________

Bank Officer Name______________________     Date:_______________________________

(Please Print)_________________________     Signature___________________________

(Deliver Completed Form to Credit Support Staff For Immediate Processing)

                                    EXHIBIT E

                                      NOTE

                                                                          [Date]

         Applebee's International, Inc., a Delaware corporation (the "Borrower") promises to pay to the order of ____________________________________ (the
"Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of JPMorgan Chase Bank, N.A. in Chicago, Illinois, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the 5-Year Revolving Credit Agreement dated as of December 3, 2004 (which, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         The Borrower hereby waives presentment, demand, protest and any notice of any kind. No failure to exercise and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois, but giving effect to applicable federal laws.

                                       APPLEBEE'S INTERNATIONAL, INC.

                                       By:/s/___________________________________
                                       Print Name:
                                       Title:

                         SCHEDULE OF LOANS AND PAYMENTS
                              OF PRINCIPAL TO NOTE

                           DATED ____________________

                 Principal          Maturity         Principal
                 Amount of         of Interest        Amount            Unpaid
 Date              Loan              Period            Paid             Balance
 ----              ----              ------            ----             -------

                                    EXHIBIT F

                            LIST OF CLOSING DOCUMENTS

                                  $ 150,000,000

                                CREDIT FACILITIES

                                       TO

                         APPLEBEE'S INTERNATIONAL, INC.

                                December 3, 2004

                           LIST OF CLOSING DOCUMENTS1

         A.   LOAN DOCUMENTS

1. 1. 5-Year Revolving Credit Agreement (the "Credit Agreement") by and among Applebee's International, Inc., a Delaware corporation (the "Borrower"), the institutions from time to time parties thereto as lenders (the "Lenders") and JPMorgan Chase Bank, N.A., in its capacity as contractual representative (the "Administrative Agent"), evidencing a $150,000,000 5-year revolving credit facility to the Borrower from the Lenders.

EXHIBITS

EXHIBIT A         --      Form of Borrower's Counsel's Opinion

EXHIBIT B         --      Form of Compliance Certificate

EXHIBIT C         --      Form of Assignment Agreement

EXHIBIT D         --      Form of Loan/Credit Related Money Transfer Instruction

EXHIBIT E         --      Form of Promissory Note

EXHIBIT F         --      List of Closing Documents

EXHIBIT G         --      Form of Designation Agreement

EXHIBIT H         --      Form of Guaranty

EXHIBIT I         --      Form of Commitment and Acceptance


---------------------------------
1 Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. Bold/italicized documents to be prepared and/or provided by the Borrower or the Borrower's counsel.

SCHEDULES

PRICING SCHEDULE

COMMITMENT SCHEDULE

SCHEDULE 2.21                          Existing Letters of Credit


SCHEDULE 5.8                           Subsidiaries


SCHEDULE 5.16                          Environmental Matters


SCHEDULE 6.15                          Existing Investments


SCHEDULE 6.16                          Existing Liens


2.       Guaranty  (the   "Guaranty")   executed  by  each  of  the  Guarantors,
         constituting all of Domestic Subsidiaries of the Borrower identified on Appendix A attached hereto, in favor of the Administrative Agent.

3. Notes executed by the Borrower in favor of each of the Lenders, if any, which has requested a note pursuant to Section 2.14 of the Credit Agreement.

         B.   CORPORATE DOCUMENTS

4. Certificates of the Secretary or Assistant Secretary of the Borrower and each of the Guarantors identified on Appendix A attached hereto certifying (i) the Articles or Certificates of Incorporation or comparable charter documents (certified, only in the case of the Borrower, as of a recent date by the appropriate governmental officer in its jurisdiction of incorporation and attached thereto) as in effect on the date of such certification, (ii) the By-Laws or comparable governance documents (attached thereto) of the Borrower and each such Guarantor as in effect on the date of such certification, (iii) resolutions of the Board of Directors (or other similar governing body) of the Borrower and each such Guarantor authorizing, inter alia, the execution, delivery and performance of each Loan Document to which it is a party, and (iv) the names and true signatures of the incumbent officers of the Borrower and each such Guarantor authorized to sign the Loan Documents to which it is a party and, in the case of the Borrower, authorized to request Credit Extensions under the Credit Agreement.

5. Good Standing Certificates as of a recent date for the Borrower and each Guarantor from the office of the appropriate governmental officer of their respective jurisdictions of organization.

         D.   OPINIONS

6. Opinion of counsel to the Borrower and the Guarantors with respect to the Credit Agreement, the Notes and the Guaranty.

7.       Opinion   of   counsel  to   Administrative   Agent  with   respect  to
         enforceability of the Credit Agreement, the Notes and the Guaranty.

         E.   CLOSING CERTIFICATES AND MISCELLANEOUS

8. Opening Compliance Certificate executed by the chief financial officer or treasurer of the Borrower, showing the calculations necessary to determine compliance with the Credit Agreement as of the Borrower's fiscal quarter ended September 30, 2004.

9.       Written Money Transfer Instructions.

10. Certificate of the chief financial officer or treasurer of the Borrower certifying that on the closing date and initial Borrowing Date (i) no Default or Unmatured Default has occurred and is continuing, (ii) as of such date the representations and warranties of the Borrower contained in the Credit Agreement are true and correct, (iii) as of such date there has been no material adverse change in the business condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and its Subsidiaries, considered as a whole, from that reflected in the financial statements referred to in Section
         5.4 of the Credit Agreement.

11. Payoff Letter from JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)) as Administrative Agent under Existing Credit Agreement evidencing terms and conditions for repayment of indebtedness thereunder.

                                                                      APPENDIX A



                                   Guarantors

                      Subsidiary Name                                         Jurisdiction of Organization

-----------------------------------------------------------    ---------------------------------------------------------

-----------------------------------------------------------    ---------------------------------------------------------

-----------------------------------------------------------    ---------------------------------------------------------

                                    EXHIBIT G

                          FORM OF DESIGNATION AGREEMENT

                             Dated __________, 20__

              Reference is made to the 5-Year Revolving Credit Agreement dated as of December 3, 2004 (as amended or otherwise modified from time to time, the "Credit Agreement") among Applebee's International, Inc., a Delaware corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders") and JPMorgan Chase Bank, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein as therein defined.

              _________ (the "Designating Lender"), ___________ (the "Designated Lender"), and the Borrower agree as follows:

1. The Designating Lender hereby designates the Designated Lender, and the Designated Lender hereby accepts such designation, as its Designated Lender under the Credit Agreement.

2. The Designating Lender makes no representations or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

3. The Designated Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Article V and Article VI thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement;
         (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action it may be permitted to take under the Credit Agreement; (iii) confirms that it is an Eligible Designee; (iv) appoints and authorizes the Designating Lender as its administrative agent and attorney-in-fact and grants the Designating Lender an irrevocable power of attorney to receive payments made for the benefit of the Designated Lender under the Credit Agreement and to deliver and receive all communications and notices under the Credit Agreement, if any, that Designated Lender is obligated to deliver or has the right to receive thereunder; (v) acknowledges that it is subject to and bound by the confidentiality provisions of the Credit Agreement (except as permitted under Section 12.4 thereof); and (vi) acknowledges that the Designating Lender retains the sole right and responsibility to vote under the Credit Agreement, including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Credit Agreement, and agrees that the Designated Lender shall be bound by all such votes, approvals, amendments, modifications and waivers and all other agreements of the Designating Lender pursuant to or in connection with the Credit Agreement.

4. Following the execution of this Designation Agreement by the Designating Lender, the Designated Lender and the Borrower, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Designation Agreement shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified on the signature page hereto (the "Effective Date").

5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date (a) the Designated Lender shall have the right to make Loans as a Lender pursuant to Article II of the Credit Agreement and the rights of a Lender related thereto and (b) the making of any such Loans by the Designated Lender shall satisfy the obligations of the Designating Lender under the Credit Agreement to the same extent, and as if, such Loans were made by the Designating Lender.

6. Each party to this Designation Agreement hereby agrees that it shall not institute against, or join any other Person in instituting against, any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law for one year and a day after payment in full of all outstanding senior indebtedness of any Designated Lender; provided that the Designating Lender for each Designated Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage and expense arising out of its inability to institute any such proceeding against such Designated Lender. This Section 6 of the Designation Agreement shall survive the termination of this Designation Agreement and termination of the Credit Agreement.

7. This Designation Agreement shall be governed by, and construed in accordance with, the internal laws (including ss.735 ILCS 105/5-1 et seq. but otherwise without regard to the conflicts of laws provisions) of the State of Illinois.

              IN WITNESS WHEREOF, the parties have caused this Designation Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Effective Date2:

                                       [NAME OF DESIGNATING LENDER]

                                       By:  ____________________________________
                                       Name:  __________________________________
                                       Title:  _________________________________

                                       [NAME OF DESIGNATED LENDER]

                                       By:  ____________________________________
                                       Name:  __________________________________
                                       Title:  _________________________________

-------------------------------
2 This date should be no earlier than the date of acceptance by the Administrative Agent.

                                       APPLEBEE'S  INTERNATIONAL, INC.

                                       By:  ____________________________________
                                       Name:  __________________________________
                                       Title:  _________________________________

Accepted and Approved this
____ day of ________, ____

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent


By:  _______________________________
Title:  ____________________________

                                    EXHIBIT H

                                    GUARANTY

              THIS GUARANTY (this "Guaranty") is made as of the 3rd day of December, 2004, by and among each of the undersigned (the "Initial Guarantors" and along with any additional Subsidiaries of the Borrower which become parties to this Guaranty by executing a supplement hereto in the form attached as Annex I, the "Guarantors") in favor of the Administrative Agent, for the ratable benefit of the Holders of Obligations (as defined below), under the Credit Agreement referred to below.


                                   WITNESSETH:

              WHEREAS, APPLEBEE'S INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the institutions from time to time parties hereto as Lenders, and JPMorgan Chase Bank, N.A., a national banking association, in its capacity as contractual representative (the "Administrative Agent") for itself and the other Lenders, have entered into a certain 5-Year Revolving Credit Agreement dated as of December 3, 2004 (as the same may be amended, modified, supplemented and/or restated, and as in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to the Borrower;

              WHEREAS, it is a condition precedent to the initial extensions of credit by the Lenders under the Credit Agreement that each of the Guarantors (constituting all of the Subsidiaries of the Borrower required to execute this Guaranty pursuant to Section 6.10 of the Credit Agreement) execute and deliver this Guaranty, whereby each of the Guarantors shall guarantee the payment when due of all "Obligations" (as defined in the Credit Agreement), including, without limitation, all principal, interest, letter of credit reimbursement obligations and other amounts that shall be at any time payable by the Borrower under the Credit Agreement, the other Loan Documents, and any Financial Contract to which any Lender or affiliate of any Lender shall be a party (each a "Designated Financial Contract"); and

              WHEREAS, in consideration of the direct and indirect financial and other support that the Borrower has provided, and such direct and indirect financial and other support as the Borrower may in the future provide, to the Guarantors, and in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement, each of the Guarantors is willing to guarantee the obligations of the Borrower under the Credit Agreement, any Designated Financial Contract and the other Loan Documents;

              NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. For purposes of this Guaranty, "Holders of Obligations" means the holders of the Obligations from time to time and shall include (i) each Lender and LC Issuer in respect of its Credit Extensions, (ii) the Administrative Agent and the Lenders in respect of all other present and future obligations and liabilities of the Borrower of every type and description arising under or in connection with the Credit Agreement or any other Loan Document, (iii) each indemnified party under Section 9.6 of the Credit Agreement in respect of the obligations and liabilities of the Borrower to such Person hereunder and under the other Loan Documents, and (iv) their respective successors, transferees and assigns.

    SECTION 2. Representations, Warranties and Covenants. Each of the Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed at the time of the making, conversion or continuation of any Loan or issuance of any Facility LC) that:

                   (A) It is a corporation, partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except to the extent that the failure to have such authority could not reasonably be expected to have a Material Adverse Effect.

                   (B) It (to the extent applicable) has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by each Guarantor of this Guaranty and the performance by each of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of each Guarantor, respectively, enforceable against such Guarantor, respectively, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                   (C) Neither the execution and delivery by it of this Guaranty, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or its articles or certificate of incorporation, limited liability company or partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating agreement or other management agreement, as the case may be, or the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or (ii) conflict with, or constitute a default under, or result in, or require, the creation or imposition of any Lien in, of or on its Property pursuant to the terms of, any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by it, is required to be obtained by it in connection with the execution, delivery and performance by it of, or the legality, validity, binding effect or enforceability against it of, this Guaranty.

                   In addition to the foregoing, each of the Guarantors covenants that, so long as any Lender has any Commitment outstanding under the Credit Agreement or any amount payable under the Credit Agreement or any other Guaranteed Obligations shall remain unpaid, it will, and, if necessary, will enable the Borrower to, fully comply with those covenants and agreements of the Borrower applicable to such Guarantor set forth in the Credit Agreement.

    SECTION 3. The Guaranty. Each of the Guarantors hereby unconditionally guarantees, jointly with the other Guarantors and severally, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the Obligations, including, without limitation, (i) the principal of and interest on each Advance made to the Borrower pursuant to the Credit Agreement, (ii) any Reimbursement Obligations of the Borrower, (iii) all obligations of the Borrower owing to any Lender or any affiliate of any Lender under any Designated Financial Contract, and (iv) all other amounts payable by the Borrower or any of its Subsidiaries under the Credit Agreement, any Designated Financial Contract and the other Loan Documents (all of the foregoing being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower or any of its Affiliates, as applicable, to pay punctually any such amount, each of the Guarantors agrees that it shall forthwith on demand pay such amount at the place and in the manner specified in the Credit Agreement, any Designated Financial Contract or the relevant Loan Document, as the case may be. Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.

    SECTION 4. Guaranty Unconditional. The obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                   (A) any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;

                   (B) any modification or amendment of or supplement to the Credit Agreement, any Designated Financial Contract or any other Loan Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Obligations guaranteed hereby;

                   (C) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations;

                   (D) any change in the corporate, partnership or other existence, structure or ownership of the Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the Borrower or any other guarantor of any of the Guaranteed Obligations;

                   (E) the existence of any claim, setoff or other rights which the Guarantors may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Holder of Obligations or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                   (F) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Borrower or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any Designated Financial Contract, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations;

                   (G) the failure of the Administrative Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any;

                   (H) the election by, or on behalf of, any one or more of the Holders of Obligations, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                   (I) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

                   (J) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Holders of Obligations or the Administrative Agent for repayment of all or any part of the Guaranteed Obligations;

                   (K) the failure of any other Guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or

                   (L) any other act or omission to act or delay of any kind by the Borrower, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Holder of Obligations or any other Person or any other circumstance whatsoever which might, but for the provisions of this
    Section 4, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

    SECTION 5. Discharge Only Upon Payment In Full: Reinstatement In Certain Circumstances. Each of the Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash and the Commitments and all Facility LCs issued under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Advance, any Reimbursement Obligation or any other amount payable by the Borrower or any other party under the Credit Agreement, any Designated Financial Contract or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, each of the Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

    SECTION 6. General Waivers. Each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.

    SECTION 7. Subordination of Subrogation; Subordination of Intercompany Indebtedness.

                   (A) Subordination of Subrogation. Until the Guaranteed Obligations have been indefeasibly paid in full in cash, the Guarantors (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waive any right to enforce any remedy which the Holders of Obligations, LC Issuers or the Administrative Agent now have or may hereafter have against the Borrower, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person, and the
    Guarantors waive any benefit of, and any right to participate in, any security or collateral given to the Holders of Obligations, the LC Issuers and the Administrative Agent to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of the Borrower to the Holders of Obligations or LC Issuers. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably (A) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that such Guarantor may have to the indefeasible payment in full in cash of the Guaranteed Obligations and (B) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are indefeasibly paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the Holders of Obligations and shall not limit or otherwise affect such Guarantor's liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Holders of Obligations and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 7(a).

                   (B) Subordination of Intercompany Indebtedness. Each Guarantor agrees that any and all claims of such Guarantor against the Borrower or any other Guarantor hereunder (each an "Obligor") with respect to any "Intercompany Indebtedness" (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Guaranteed Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Guaranteed Obligations. Notwithstanding any right of any Guarantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the Holders of Obligations and the Administrative Agent in those assets. No Guarantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document or any Designated Financial Contract have been terminated. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an "Insolvency Event"), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Guarantor ("Intercompany Indebtedness") shall be paid or delivered directly to the Administrative Agent for application on any of the Guaranteed Obligations, due or to become due, until such Guaranteed Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Guarantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Guaranteed Obligations (other than contingent indemnity obligations) and the termination of all financing arrangements pursuant to any Loan Document among the Borrower and the Holders of Obligations, such Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Holders of Obligations and shall forthwith deliver the same to the Administrative Agent, for the benefit of the Holders of Obligations, in precisely the form received (except for the endorsement or assignment of the Guarantor where necessary), for application to any of the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the Holders of Obligations. If any such Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees is irrevocably authorized to make the same. Each Guarantor agrees that until the Guaranteed Obligations (other than the contingent indemnity obligations) have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document among the Borrower and the Holders of Obligations have been terminated, no Guarantor will assign or transfer to any Person (other than the Administrative Agent) any claim any such Guarantor has or may have against any Obligor.

    SECTION 8.     Contribution with Respect to Guaranteed Obligations.

                   (A) To the extent that any Guarantor shall make a payment under this Guaranty (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guaranteed Obligations and termination of the Credit Agreement and the Designated Financial Contracts, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

                   (B) As of any date of determination, the "Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

                   (C) This Section 8 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 8 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

                   (D) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing.

                   (E) The rights of the indemnifying Guarantors against other Guarantors under this Section 8 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations in cash and the termination of the Credit Agreement and the Designated Financial Contracts.

    SECTION 9. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement, any Designated Financial Contract or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Designated Financial Contract or any other Loan Document shall nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Administrative Agent.

    SECTION 10. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Article XIII of the Credit Agreement with respect to the Administrative Agent at its notice address therein and with respect to any Guarantor at the address set forth below or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of such Article XIV.

              Notice Address for Guarantors:
              c/o Applebee's International, Inc.
              4551 W. 107th Street
              Overland Park, KS 66207
              Attention:  Chief Financial Officer
              Phone:    (913) 967-4197
              Fax:      (913) 967-2334

    SECTION 11. No Waivers. No failure or delay by the Administrative Agent or any Holder of Obligations in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, any Designated Financial Contract and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

    SECTION 12. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Holders of Obligations and their respective successors and permitted assigns, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of all of the Lenders, and any such assignment in violation of this Section 12 shall be null and void; and in the event of an assignment of any amounts payable under the Credit Agreement, any Designated Financial Contract or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.

    SECTION 13. Changes in Writing. Other than in connection with the addition of additional Subsidiaries, which become parties hereto by executing a supplement hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Administrative Agent with the consent of the Required Lenders under the Credit Agreement.

    SECTION 14. GOVERNING LAW. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

    SECTION  15.  CONSENT TO  JURISDICTION;  SERVICE  OF  PROCESS;  JURY  TRIAL.

                   (A) CONSENT TO JURISDICTION. EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AND EACH GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GUARANTOR AGAINST THE ADMINISTRATIVE AGENT, ANY LC ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, ANY LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS OR THE CITY IN WHICH THE PRINCIPAL OFFICE OF THE ADMINISTRATIVE AGENT, LENDER OR AFFILIATE, AS THE CASE MAY BE, IS LOCATED.

                   (B) WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

    SECTION 16. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

    SECTION 17.    Taxes, Expenses of Enforcement, etc.

                   (A) Taxes.

                   (i) All payments by any Guarantor to or for the account of any Lender, any LC Issuer or the Administrative Agent hereunder or under any Note or Facility LC Application shall be made free and clear of and without deduction for any and all Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, any LC Issuer or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 17(A)) such Lender, such LC Issuer or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) such Guarantor shall make such deductions, (c) such Guarantor shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) such Guarantor shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within thirty (30) days after such payment is made.

                   (ii) In addition, the Guarantors hereby agree to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or Facility LC Application or from the execution or delivery of, or otherwise with respect to, this Guaranty or any Note or Facility LC Application ("Other Taxes").

                   (iii) The Guarantors hereby agree to indemnify the Administrative Agent, the LC Issuers and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 17(A)) paid by the Administrative Agent, the LC Issuers or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within thirty (30) days of the date the Administrative Agent, the LC Issuers or such Lender makes demand therefor.

                   (iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, not more than ten (10) Business Days after the date on which it becomes a party to the Credit Agreement, (i) deliver to each of the Borrower and the Administrative Agent two (2) duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Guaranty without deduction or withholding of any United States federal income taxes, and (ii) deliver to each of the Borrower and the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Guaranty without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

                   (v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv) above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 17(A) with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Guarantors shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

                   (vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Guaranty or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

                   (vii) If the IRS or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys' fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent). The obligations of the Lenders under this Section 17(A)(vii) shall survive the payment of the Obligations and termination of this Guaranty.

                   (B) Expenses of Enforcement, Etc. Subject to the terms of the Credit Agreement, after the occurrence of a Default under the Credit Agreement, the Lenders shall have the right at any time to direct the Administrative Agent to commence enforcement proceedings with respect to the Guaranteed Obligations. The Guarantors agree to reimburse the Administrative Agent and the Holders of Obligations for any reasonable costs and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Administrative Agent and the Holders of Obligations, which attorneys may be employees of the Administrative Agent or the Holders of Obligations) paid or incurred by the Administrative Agent or any Holders of Obligation in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty. The Administrative Agent agrees to distribute payments received from any of the Guarantors hereunder to the Holders of Obligations on a pro rata basis for application in accordance with the terms of the Credit Agreement.

    SECTION 18. Setoff. At any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), each Holder of Obligations and the Administrative Agent may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations (i) any indebtedness due or to become due from such Holder of Obligations or the Administrative Agent to any Guarantor, and (ii) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of such Holder of Obligations or the Administrative Agent or any of their respective affiliates.

    SECTION 19. Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the Holders of Obligations or the Administrative Agent shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any Holder of Obligations or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such Holder of Obligations or the Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Holder of Obligations or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

    SECTION 20. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

    SECTION 21. Merger. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and any Holder of Obligations or the Administrative Agent.

    SECTION 22.    Headings.   Section   headings  in  this   Guaranty  are  for
convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.


                      REMAINDER OF PAGE INTENTIONALLY BLANK

                           SIGNATURE PAGE TO GUARANTY

         IN WITNESS WHEREOF, the Initial Guarantors have caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

                                       ------------------------



                                       By:      ________________________________
                                       Its:     ________________________________

                                       ------------------------



                                       By:      ________________________________
                                       Its:     ________________________________

                                       ------------------------



                                       By:      ________________________________
                                       Its:     ________________________________

                                       ------------------------



                                       By:      ________________________________
                                       Its:     ________________________________

                               ANNEX I TO GUARANTY

              Reference is hereby made to the Guaranty (the "Guaranty") made as of the 3rd day of December 2004, by and among ____________________, a
____________________,       ________________,       a       ___________________,
______________________, a ____________________ and __________________________, a
____________________ (the "Initial Guarantors" and along with any additional Subsidiaries of the Borrower, which become parties thereto and together with the undersigned, the "Guarantors") in favor of the Administrative Agent, for the ratable benefit of the Holders of Obligations, under the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By its execution below, the undersigned [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company], agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Guaranty are true and correct in all respects as of the date hereof.

IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company] has executed and delivered this Annex I counterpart to the Guaranty as of this __________ day of _________, ____.



                                       [NAME OF NEW GUARANTOR]


                                       By: _____________________________________
                                       Its:_____________________________________

                                    EXHIBIT I

                        FORM OF COMMITMENT AND ACCEPTANCE



                            COMMITMENT AND ACCEPTANCE



                             Dated [_______________]

    Reference is made to the 5-Year Revolving Credit Agreement dated as of December 3, 2004 (the "Credit Agreement") among Applebee's International, Inc. (the "Borrower"), the financial institutions party thereto (the "Lenders"), and JPMorgan Chase Bank, N.A., as contractual representative for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

    Pursuant to Section 2.6.3 of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitment from $______________ to $_____________. Such increase in the Aggregate Commitment is to become effective on the date (the "Effective Date") which is the later of (i) _________, ____ and
(ii) the date on which the conditions precedent set forth in Section 2.6.3 in respect of such increase have been satisfied. In connection with such requested increase in the Aggregate Commitment, the Borrower, the Administrative Agent and _________________ (the "Accepting Bank") hereby agree as follows:

    1. Effective as of the Effective Date, [the Accepting Bank shall become a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder and shall thereupon have a Commitment under and for purposes of the Credit Agreement in an amount equal to the] [the Commitment of the Accepting Bank under the Credit Agreement shall be increased from $_________ to the] amount set forth opposite the Accepting Bank's name on the signature page hereof.

    2. The Accepting Bank hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender]

    3. The Borrower hereby represents and warrants that as of the date hereof and as of the Effective Date, (a) all representations and warranties shall be true and correct in all material respects as though made on such date and (b) no event shall have occurred and then be continuing which constitutes a Default or an Unmatured Default.

    4. THIS COMMITMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS INCLUDING ss.735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

    5. This Commitment and Acceptance Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Commitment and Acceptance Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       APPLEBEE'S INTERNATIONAL, INC.


                                       By:______________________________________
                                       Title:___________________________________


                                       JPMORGAN CHASE BANK, N.A.,
                                       as Administrative Agent


                                       By:______________________________________
                                       Title:___________________________________


COMMITMENT                                  ACCEPTING BANK


$                                      [BANK]


                                       By:______________________________________
                                       Title:___________________________________

                          Reaffirmations of Guarantors

    Each of the undersigned hereby acknowledges receipt of the foregoing Commitment and Acceptance. Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement referred to in the foregoing Commitment and Acceptance. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned reaffirms the terms and conditions of the Guaranty dated as of December 3, 2004 executed by it and acknowledges and agrees that such Guaranty and each and every other Loan Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so amended by the Commitment and Acceptance and as the same may from time to time hereafter be amended, modified or restated. The failure of any Guarantor to sign this Reaffirmation shall not release, discharge or otherwise affect the obligations of any of the Guarantors hereunder or under the Guaranty.

                                       [GUARANTORS]

                                       By: _____________________________________

                                       Its: ____________________________________